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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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ITERIS HOLDINGS, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ITERIS HOLDINGS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held September 10, 2004

To the Stockholders of Iteris Holdings, Inc.:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Iteris Holdings, Inc., a Delaware corporation, will be held on Friday, September 10, 2004 at 10:00 a.m., Pacific Time, at the principal executive offices of Iteris Holdings located at 1515 South Manchester Avenue, Anaheim, California 92802 for the following purposes, as more fully described in the proxy statement accompanying this Notice:

  1.
  To elect nine directors to serve on the Board of Directors of Iteris Holdings—three directors by the holders of the Class A common stock and six directors by the holders of the Class A common stock and the holders of the Class B common stock, voting together as a single class.

  2.
  To approve the amendment and restatement of the certificate of incorporation of Iteris Holdings to: (a) automatically convert each outstanding share of Class B common stock into 1.1 shares of Class A common stock and remove the ability to issue any further shares of Class B common stock; (b) change the voting rights of the Class A common stock from one-tenth of one vote per share to one vote per share on all matters to be addressed by the stockholders; (c) change the name of the Class A common stock to "Common Stock;" and (d) change the name of Iteris Holdings to "Iteris, Inc."

  3.
  To ratify the appointment of Ernst & Young LLP as the independent auditors of Iteris Holdings for the fiscal year ending March 31, 2005.

  4.
  To transact any other business which may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

        The Board of Directors has fixed the close of business on July 26, 2004 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and at any continuation or adjournment thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the principal executive offices of Iteris Holdings.

        We cordially invite all stockholders to attend the Annual Meeting. Whether or not you plan to attend, it is important that your shares be represented and voted at the Annual Meeting. You can vote your shares by completing and returning the enclosed proxy card. If your shares are held in "street name," that is, your shares are held in the name of a brokerage firm, bank or other nominee, in lieu of a proxy card you should receive from that institution an instruction form for voting by mail and you may also be eligible to vote your shares electronically over the Internet or by telephone. Should you receive more than one proxy card or voting instruction form because your shares are held in multiple accounts or registered in different names or addresses, please sign, date and return each proxy card or voting instruction form to ensure that all of your shares are voted. You may revoke your proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting and vote by ballot, any proxy that you previously submitted will be revoked automatically and only your vote at the Annual Meeting will be counted. For further information, please see the discussion of voting rights and proxies beginning on page 1 of the enclosed proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ GREGORY A. MINER
Anaheim, California August 6, 2004	Gregory A. Miner Chief Executive Officer, Chief Financial Officer, and Assistant Secretary

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

ITERIS HOLDINGS, INC.

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD SEPTEMBER 10, 2004

General

        These proxy materials and the enclosed proxy card are being furnished in connection with the solicitation of proxies by the Board of Directors of Iteris Holdings, Inc., a Delaware corporation ("Iteris Holdings" or the "Company"), to be voted at the Annual Meeting of Stockholders to be held on September 10, 2004 (the "Annual Meeting") and any adjournment or postponement of the meeting. The Annual Meeting will be held at 10:00 a.m., Pacific Time, at the Company's principal executive offices located at 1515 South Manchester Avenue, Anaheim, California 92802. These proxy materials and the form of proxy were first mailed to the Company's stockholders on or about August 6, 2004.

        The mailing address of the Company's principal executive offices is 1515 South Manchester Avenue, Anaheim, California 92802.

Purpose of Meeting

        The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Stockholders. Each proposal is described in more detail in this proxy statement.

Voting Rights

        The record date for determining those stockholders who are entitled to notice of, and to vote at, the Annual Meeting has been fixed as July 26, 2004. At the close of business on the record date, 24,762,636 shares of the Company's Class A common stock, par value $0.10 per share, and 922,067 shares of the Company's Class B common stock, par value $0.10 per share, were outstanding. The Company's Class A common stock and Class B common stock are collectively referred herein to as the "common stock."

        Holders of the Class A common stock are entitled to elect 25% of the Board rounded up to the nearest whole number, or three directors. The holders of the Class A common stock and the holders of the Class B common stock, voting together as a single class, will be entitled to elect the balance of the Board, or six directors. Directors will be elected by a plurality of the voting power of the class or classes, as the case may be, of common stock entitled to vote and present in person or represented by proxy at the Annual Meeting, unless cumulative voting is in effect. With respect to the election of directors and when voting together as a single class, the holders of Class A common stock are entitled to one-tenth of one vote per share held and the holders of Class B common stock are entitled to one vote per share held.

        Pursuant to the bylaws of Iteris Holdings, no stockholder is entitled to cumulate his or her votes (as described above) for candidates other than those whose names have been placed in nomination prior to the commencement of voting and unless at least one stockholder has given notice prior to commencement of the voting of his or her intention to cumulate votes. If any stockholder has given such notice, then each stockholder may cumulate votes by multiplying the number of votes of each class of common stock the stockholder is entitled to vote by the number of directors to be elected by such class. The number of cumulative votes thus determined may be voted all for one candidate or distributed among several candidates, at the discretion of the stockholder. The candidates receiving the highest number of votes, up to the number of directors to be elected by each class of common stock, will be elected. If cumulative voting is in effect, the persons named in the accompanying proxy will vote the shares of each class of the common stock covered by proxies received by them (unless authority to vote for directors is withheld) among the named candidates as they determine.

        Except as described above for the election of directors, holders of each class of common stock will vote at the Annual Meeting as a single class on all matters, with each holder of shares of Class A common stock entitled to one-tenth of one vote per share held and each holder of shares of Class B common stock entitled to one vote per share held. Proposals 2 and 3 require the approval of the affirmative vote of a majority of the voting power of the common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Proposal 2 also requires the approval of the affirmative vote of a majority of the Class B common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter.

        The presence in person or by proxy of the holders of a majority of the outstanding shares of the common stock entitled to vote will constitute a quorum for the transaction of business at the Annual Meeting. All votes will be tabulated by the inspectors of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Broker non-votes occur when brokers who hold stock in "street name" return proxy cards stating that they do not have authority to vote the stock which they hold on behalf of beneficial owners. Abstentions and broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions will be counted towards the tabulations of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes will not be counted for purposes of determining whether a proposal has been approved.

Proxies

        Please use the enclosed proxy card to vote by mail. If your shares are held in "street name," that is, your shares are held in the name of a brokerage firm, bank or other nominee, in lieu of a proxy card you should receive from that institution an instruction form for voting by mail, the Internet or by telephone. Should you receive more than one proxy card or voting instruction form because your shares are held in multiple accounts or registered in different names or addresses, please be sure to complete, sign, date and return each proxy card or voting instruction form to ensure that all of your shares will be voted. Only proxy cards and voting instruction forms that have been signed, dated and timely returned will be counted in the quorum and voted. Properly executed proxies will be voted in the manner directed by the stockholders. If the proxy does not specify how the shares represented thereby are to be voted, the proxy will be voted FOR the election of the directors proposed by the Board unless the authority to vote for the election of any director is withheld and, if no contrary instructions are given, the proxy will be voted FOR the approval of Proposals 2 and 3 as described in this proxy statement and the accompanying notice.

        The enclosed proxy also grants the proxy holders discretionary authority to vote on any other business that may properly come before the meeting as well as any procedural matters. We have not been notified by any stockholder of his or her intent to present a stockholder proposal at the Annual Meeting.

        If your shares are held in your name, you may revoke or change your vote at any time before the Annual Meeting by filing a notice of revocation or another signed proxy card with a later date with the Company's Secretary, at the Company's principal executive offices at 1515 South Manchester Avenue, Anaheim, California 92802. If your shares are held in street name, you should contact the record holder to obtain instructions if you wish to revoke or change your vote before the Annual Meeting. If you attend the Annual Meeting and vote by ballot, any proxy that you submitted previously to vote the same shares will be revoked automatically and only your vote at the Annual Meeting will be counted. Please note, however, that if your shares are held in street name, your vote in person at the Annual Meeting will not be effective unless you have obtained and present a proxy issued in your name from the record holder. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

Voting Electronically via the Internet or Telephone

        A large number of banks and brokerage firms are participating in the ADP Investor Communication Services online program. This program provides eligible stockholders who receive a paper copy of the proxy statement the opportunity to vote over the Internet or by telephone. If your voting instruction form does not reference Internet or telephone information, please complete and return the paper voting instruction form in the self-addressed, postage-paid envelope provided. Stockholders who vote over the Internet or by telephone need not return a proxy card or voting instruction form by mail but may incur costs, such as usage charges, from telephone companies or Internet service providers.

Solicitation

        The enclosed proxy is being solicited by the Company's Board of Directors. The Company will bear the entire cost of proxy solicitation, including costs of preparing, assembling, printing and mailing this proxy statement, the proxy card and any additional material furnished to the stockholders. Copies of the solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their reasonable expenses in forwarding the solicitation materials to the beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, facsimile or any other means by the Company's directors, officers or employees. No additional compensation will be paid to these individuals for any such services.

        In the discretion of management, the Company reserves the right to retain a professional firm of proxy solicitors to assist in solicitation of proxies. Although the Company does not currently expect to retain such a firm, it estimates that the fees of such firm would range from $5,000 to $20,000 plus out-of-pocket expenses, all of which would be paid by the Company.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Nominees

        Nine directors are to be elected at the Annual Meeting and hold office until their successors are duly elected and qualified at the next annual meeting of stockholders. Holders of Class A common stock are entitled to elect three of the nine directors to be elected at the Annual Meeting, and the holders of Class A common stock and the holders of Class B common stock, voting together as a single class, are entitled to elect the other six directors. The three candidates receiving the highest number of affirmative votes of shares of Class A common stock, present in person or represented by proxies and entitled to vote at the Annual Meeting, will be elected as directors of Iteris Holdings, and the six candidates receiving the highest number of affirmative votes of shares of Class A common stock and shares of Class B common stock, voting together as a single class, present in person or represented by proxies and entitled to vote at the Annual Meeting, will be elected directors of Iteris Holdings. When voting together as a single class, the holders of Class A common stock are entitled to one-tenth of one vote per share held and the holders of Class B common stock are entitled to one vote per share held. If cumulative voting is in effect, however, the proxy holders of each class of common stock will have the right to cumulate and allocate votes among those nominees standing for election with respect to such class of common stock as such proxy holders in their discretion elect.

        Messrs. Hernandez, Johnson and Marwitz will stand for election by the holders of Class A common stock, and Messrs. Daly, Miner, Seazholtz, Slutzky, Thomas and Wright will stand for election by the holders of Class A common stock and Class B common stock, voting together as a single class.

Information with Respect to Nominees

        The following table sets forth certain information concerning the nominees for directors of Iteris Holdings as of July 1, 2004.

Nominees for Election

Name	Age	Current Positions with Iteris Holdings and its Subsidiaries	Iteris Holdings Director Since
Kevin C. Daly, Ph.D.(2)(3)	59	Director of Iteris Holdings	1993
Gary Hernandez	44	Director of Iteris, Inc.	N/A
John E. "Jack" Johnson	57	Vice President of Iteris Holdings Director, President and Chief Executive Officer of Iteris, Inc. Director of Meyer, Mohaddes Associates, Inc.	N/A
Dr. Hartmut Marwitz		Director of Iteris, Inc.	N/A
Gregory A. Miner	49	Chief Executive Officer, Chief Financial Officer, Director and Assistant Secretary of Iteris Holdings Chairman of the Board and Assistant Secretary of Iteris, Inc. Director, Chief Financial Officer and Secretary of Meyer, Mohaddes Associates, Inc.	1998
John W. Seazholtz(1)(2)	67	Director of Iteris Holdings	1998
Joel Slutzky(3)	65	Chairman of the Board of Iteris Holdings Director of Meyer, Mohaddes Associates, Inc. Director of Iteris, Inc.	1969
Thomas L. Thomas(1)(2)(3)	55	Director of Iteris Holdings	1999
Paul E. Wright(1)(3)	73	Director of Iteris Holdings Director of Iteris, Inc.	1993

(1)
Member of the Audit Committee.

(2)
Member of the Compensation Committee.

(3)
Member of the Nominating and Corporate Governance Committee.

        Kevin C. Daly, Ph.D. has served as a director of Iteris Holdings since 1993. Since July 2002, Dr. Daly has been the Chief Executive Officer of Avamar Technologies, Inc., a provider of high availability storage software solutions. Dr. Daly was previously Chief Technical Officer of Quantum Corporation's Storage Solutions Group from October 2001 to July 2002 and, prior to that, he was Chief Executive Officer of ATL Products, Inc. from its foundation in 1993 until 2001. Dr. Daly also served as Chief Technical Officer of Iteris Holdings from 1985 until ATL's separation from Iteris Holdings in an initial public offering in 1997. Prior to joining Iteris Holdings, Dr. Daly was Director of the Control

and Dynamics Division of the Charles Stark Draper Laboratory at MIT from 1974 through 1985. Dr. Daly is also a member of the Board of Directors of Danka Business Systems PLC.

        Gary Hernandez has been a director of Iteris, Inc. since January 1999. Mr. Hernandez has been a partner in the law firm of Sonnenschein, Nath and Rosenthal since December 1997. From December 1995 to December 1997, Mr. Hernandez was a partner in the law firm of Long & Levit. Mr. Hernandez served as Deputy Insurance Commissioner of California from April 1991 to November 1995. Mr. Hernandez received his B.A. degree from the University of California, Berkeley and his J.D. degree from the University of California, Davis.

        John E. "Jack" Johnson has served as a Vice President of Iteris Holdings since 1986 and has served as the President, Chief Executive Officer and a director of Iteris, Inc. since December 1999. Prior to that, he served as the General Manager of the Odetics ITS division (now Iteris, Inc.) from 1996 to 1998, prior to its incorporation. From 1990 to 1996, Mr. Johnson served as the General Manager of the Iteris Holdings Customer Service division. Mr. Johnson served in various other capacities with Iteris Holdings since joining Iteris Holdings in 1974, including the Vice President and General Manager of the Omutec division from 1986 to 1990, the Director of Contracts for the Space division of Iteris Holdings from 1980 to 1986, the Controller of Infodetics, a former subsidiary of Iteris Holdings, from 1975 to 1980 and the Controller of Iteris Holdings from 1974 to 1975. The Company has indicated that Mr. Johnson will become the Company's Chief Executive Officer upon completion of the roll-up merger of Iteris, Inc. into the Company, replacing Mr. Miner, who will succeed Mr. Slutzky as Chairman of the Board of the Company. Prior to joining Iteris Holdings, Mr. Johnson served as a certified public accountant with Peat Marwick.

        Dr. Hartmut Marwitz has served as a director of Iteris, Inc. since 1999 and has served as the Vice-President of Engineering Mercedes-Benz Trucks of DaimlerChrysler in Germany since 1995. Previously, Dr. Marwitz served with Daimler-Benz AG as Director of Truck Powertrain Testing. Furthermore, Dr. Marwitz has broad experiences in the field of passenger car development. Before joining Daimler-Benz AG, Dr. Marwitz worked as Senior Manager for Rheinmetall in the field of Special Machinery Development in Germany and Spain. Dr. Marwitz holds an Engineering Degree in Mechanical Engineering and a Doctoral Degree in Experimental Mechanics from the Technical University of Munich, Germany. Since 2003, Dr. Marwitz has held an honorary professorship as the Chair of Machine and Design at the Institute of Machine Design and Automotive Engineering at the Technical University of Karlsruhe (Germany).

        Gregory A. Miner has served as the Chief Executive Officer of Iteris Holdings since February 2002, as a director since 1998, as a Vice President and Chief Financial Officer since he joined Iteris Holdings in January 1994, and as the Assistant Secretary since May 2004. Since December 2003, Mr. Miner has also served as the Chairman of the Board of Iteris, Inc. From 1998 to 2002, Mr. Miner also served as the Company's Chief Operating Officer. Mr. Miner served as the Vice President and Chief Financial Officer of ATL Products, Inc., a former subsidiary of Iteris Holdings, from 1994 to 1998. Mr. Miner has also served in various capacities for the other subsidiaries of Iteris Holdings from time to time. From December 1984 until joining Iteris Holdings, Mr. Miner served as the Vice President, Chief Financial Officer and a Director of Laser Precision Corporation, a manufacturer of telecommunications test equipment. Mr. Miner is a Certified Public Accountant and from 1979 to 1984, was employed by Deloitte Haskins and Sells (now known as Deloitte & Touche LLP) in various capacities, the most recent of which was Audit Manager.

        John W. Seazholtz has served as a director of Iteris Holdings since May 1998. From May 1998 to April 2000, Mr. Seazholtz served as the President and Chief Executive Officer of Telesoft America, Inc. He retired in April 1998 as the Chief Technology Officer of Bell Atlantic after 36 years of service with that company and its predecessor. Mr. Seazholtz was a senior officer of Bell Atlantic since 1986, serving in various positions, including the positions of Vice President, Operations and Engineering, Vice

President, Marketing, Vice President of New Services, and Vice President, Technology and Information Systems. Mr. Seazholtz currently serves as the Chairman of the Board of Westell Technologies, Inc. and is a member of the Board of Directors of Advanced Switching Communications, Inc.

        Joel Slutzky has served as the Chairman of the Board of Directors since he co-founded Iteris Holdings in 1969. Mr. Slutzky served as the Company's Chief Executive Officer of Iteris Holdings from 1975 to February 2002 and as the Chairman of the Board of Iteris, Inc. until December 2003. Mr. Slutzky also served on the Board of ATL Products, Inc. and in various capacities for other subsidiaries of Iteris Holdings from time to time. Mr. Slutzky currently serves on the Board of Directors for of the American Electronics Association, KOCE, Future Scientists and Engineers of America, and the Orange County Business Council Workforce Task Group. Mr. Slutzky is also the Chairman of Project Tomorrow, an organization focused on improving Kindergarten through 12th grade science education in Orange County, California.

        Thomas L. Thomas has served as a director of Iteris Holdings since May 1999. From January 2000 to September 2001, he also served as the Chairman of the Board of Mariner Networks, Inc. Mr. Thomas served as the Chairman of the Board, President and Chief Executive Officer of HAHT Commerce, a provider of software applications that enable companies to use the Internet to conduct business, from February 2000 to February 2004 when HAHT Commerce was sold to Global Exchange Services. Mr. Thomas currently serves as a consultant to the Chief Executive Officer of Global Exchange Services. A veteran Silicon Valley executive, Mr. Thomas was previously the President and Chief Executive Officer of Ajuba Solutions, a provider of B2B integration solution software, which was sold to Interwoven in October 2000. From April 1999 until January 2000, he served as the President, Chief Executive Officer and Chairman of the Board of Vantive Corporation, a customer relationship management software vendor which was acquired by Peoplesoft in January 2000. Prior to that, from September 1995 to April 1999, Mr. Thomas served as the Senior Vice President of e-Business and Information Services and Chief Information Officer at 3Com Corporation. From 1993 to 1995, Mr. Thomas served as a Vice President and the Chief Information Officer of Dell Computer Corporation. From 1987 to 1993, he served as the Vice President of Management Information Systems at Kraft General Foods, and at Sara Lee Corporation from 1981 to 1987. Mr. Thomas also serves on the Board of Directors of iManage, Inc.

        Paul E. Wright has served as a director of Iteris Holdings since June 1993 and as a director of Iteris, Inc. since January 1999. Mr. Wright is the President of Wright Associates—Engineering and Business Consultants, a company he formed in 1997. From 1988 until his retirement in 1997, Mr. Wright served as the Chairman of Chrysler Technologies Corp., the aerospace and defense electronics subsidiary of Chrysler Corporation. From 1986 to 1988, Mr. Wright served as the President and Chief Operating Officer of Fairchild Industries, Inc. Prior to joining Fairchild, he was employed for 28 years by RCA Corporation, where he last served as the Senior Vice President, responsible for planning RCA's merger into General Electric Corporation.

        All directors are elected annually and hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified. All of the nominees have indicated that they are willing to continue to serve as directors. In the event any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for an additional nominee who shall be designated by the current Board of Directors. As of the date of this proxy statement, the Board of Directors is not aware of any nominee who is unable or will decline to serve as director.

Board Meetings and Committees

        The Board of Directors held five meetings during the fiscal year ended March 31, 2004. All of the directors attended or participated in at least 75% of the aggregate number of meetings of the Board of Directors. Each director (excluding Mr. Thomas) attended at least 75% of the aggregate number of meetings of those committees of the Board of Directors on which such person served, which were held during such period.

        Iteris Holdings currently has three standing committees—the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.

        Audit Committee.    The Audit Committee oversees on behalf of the Board (a) the conduct of the accounting and financial reporting processes, the audits of the Iteris Holdings financial statements and the integrity of the its audited financial statements and other financial reports; (b) the performance of the internal accounting and financial controls function of Iteris Holdings; (c) the engagement, replacement, compensation, qualifications, independence and performance of the independent auditors for Iteris Holdings, and (d) the portions of the Code of Ethics and Business Conduct and related policies regarding the accounting, internal accounting controls or auditing matters of Iteris Holdings.

        The current members of the Company's Audit Committee are Messrs. Seazholtz, Thomas and Wright, all of whom are "independent" under the SEC rules and the current AMEX listing standards regarding audit committee membership. The Board has identified Mr. Wright as the member of the Audit Committee who qualifies as an "audit committee financial expert" under applicable SEC rules and regulations governing the composition of the Audit Committee. The Audit Committee held six meetings during the fiscal year ended March 31, 2004.

        The Audit Committee meets privately with the independent auditors of Iteris Holdings, and the independent auditors have unrestricted access to and report directly to the Audit Committee. The Audit Committee has selected Ernst & Young LLP as Iteris Holdings' independent auditors for the fiscal year ending March 31, 2005 and is recommending that the stockholders of Iteris Holdings ratify this appointment at the Annual Meeting.

        The Board of Directors initially adopted the Audit Committee Charter in 2000 and approved an amended and restated Audit Committee Charter in July 2002. The Board subsequently further amended and restated the Audit Committee Charter in March 2004, a copy of which is included as an Appendix to this proxy statement. A copy of the current charter is available on the investor relations section of our website at www.iteris.com. The Audit Committee Charter is reviewed annually and revised as appropriate.

        Compensation Committee.    The Compensation Committee (a) evaluates officer and director compensation policies, goals, plans and programs; (b) determines the cash and non-cash compensation of the "executive officers" of the Company as defined in the rules promulgated under Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); (c) reviews and makes recommendations to the Board with respect to the Company's equity-based and other incentive compensation plans for employees; (d) evaluates the performance of the Company's executive officers; (e) assists the Board in evaluating potential candidates for executive officer positions with the Company and oversee management succession planning; and (f) produces the Committee report required by the applicable rules and regulations of the SEC and other regulatory bodies for inclusion in the Company's annual proxy statement. A copy of the current Compensation Committee Charter is available on the investor relations section of our website at www.iteris.com. The Compensation Committee Charter is reviewed annually and revised as appropriate.

        The current members of the Company's Compensation are Messrs. Daly, Seazholtz and Thomas. The Compensation Committee held one meeting during the fiscal year ended March 31, 2004.

        Nominating and Corporate Governance Committee.    The primary purposes of the Nominating and Corporate Governance Committee are to: (a) identify, screen and review individuals qualified to serve as directors of the Company; (b) select or recommend to the Board of Directors the selection of nominees for election at the next annual meeting of stockholders; (c) recommend to the Board of

Directors candidates to fill any vacancies on the Board; (d) oversee the implementation and monitoring the effectiveness of the Company's corporate governance policies and developing and recommending to the Board modifications and or additions to such policies; and (e) reviewing on a regular basis the overall corporate governance of the Company and recommending improvements when necessary.

        The Board of Directors adopted and approved a written charter for the Nominating and Corporate Governance Committee in March 2004. A copy of such charter is attached to this proxy statement as an appendix and is available on the investor relations section of our website at www.iteris.com. The Nominating and Corporate Governance Committee Charter is reviewed annually and revised as appropriate.

        The Nominating and Corporate Committee held no meetings during the fiscal year ended March 31, 2004 because the members of such committee were not designated until after the end of such fiscal year. The current members of the Nominating and Corporate Committee are Messrs. Daly, Slutzky, Thomas and Wright.

        The Nominating and Corporate Governance Committee will consider candidates for directors recommended by stockholders of Iteris Holding who meet the eligibility requirements for submitting stockholder proposals for inclusion in the Company's next proxy statement. This committee will evaluate such recommendations applying its regular nominee criteria. Eligible stockholders wishing to recommend a nominee must submit such recommendation in writing to the Chair, Nomination Committee, care of the Corporate Secretary of the Company, by the deadline for stockholder proposals set forth in the Company's last proxy statement, specifying the following information: (a) the name and address of the nominee, (b) the name and address of the stockholder making the nomination, (c) a representation that the nominating stockholder is a stockholder of record of the Company's stock entitled to vote at the next annual meeting and intends to appear in person or by proxy at such meeting to nominate the person specified in the notice, (d) the nominee's qualifications for membership on the Board, (e) a resume of the candidate's business experience and educational background as well as all of the information that would be required in a proxy statement soliciting proxies for the election of the nominee as a director, (f) a description of all direct or indirect arrangements or understandings between the nominating stockholder and the nominee and any other person or persons (naming such person or persons) pursuant to whose request the nomination is being made by the stockholder, (g) all other companies to which the nominee is being recommended as a nominee for director, and (h) a signed consent of the nominee to cooperate with reasonable background checks and personal interviews, and to serve as a director of the Company, if elected.

        In connection with its evaluation, the Nominating and Corporate Governance Committee may request additional information from the candidate or the recommending stockholder, and may request an interview with the candidate. The Nominating and Corporate Governance Committee has the discretion to decide which individuals to recommend for nomination as directors.

        No candidates for director nominations were submitted to the Nominating and Corporate Governance Committee by any stockholder in connection with the election of directors at the Annual Meeting.

Compensation of Directors

        Directors who are not employees of Iteris Holdings or one of its subsidiaries receive an annual fee of $12,000 per year, paid quarterly, in addition to $1,500 for each Board meeting attended in person and $250 for each telephone conference Board meeting. All directors are reimbursed for their out-of-pocket expenses incurred in attending meetings of the Company's Board of Directors and its committees.

        Non-employee directors are also eligible to receive periodic option grants pursuant to the Automatic Option Grant Program under the Company's 1997 Stock Incentive Plan. Under this plan, each non-employee director receives an option to purchase 20,000 shares of Class A common stock upon his initial appointment to the Board of Directors and an additional option to purchase 5,000 shares of Class A common stock on the date of each annual meeting after his appointment. Each option granted to non-employee directors under the Automatic Option Grant Program will have an exercise price equal to the fair market value of the Class A common stock on the grant date and will have a maximum term of ten years, subject to earlier termination following the optionee's cessation of service as a Board member.

Recommendation of the Board of Directors

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED ABOVE. PROXIES RETURNED TO ITERIS HOLDINGS WILL BE VOTED "FOR" EACH NOMINEE UNLESS OTHERWISE INSTRUCTED IN WRITING ON SUCH PROXY.

PROPOSAL NO. 2

APPROVAL OF THE AMENDMENT AND RESTATEMENT
OF THE COMPANY'S CERTIFICATE OF INCORPORATION

        The Company currently has two classes of common stock outstanding—Class A common stock and Class B common stock. The rights, preferences and privileges of each class of common stock are identical in all respects except for voting and conversion rights. Currently, the holders of the Class A common stock are entitled to elect 25% of the Board of Directors rounded up to the nearest whole number, or three directors, and the holders of the Class A common stock and the Class B common stock, voting together as a single class, are entitled to elect the balance of the Board, or six directors. On all other matters to be addressed by a stockholder vote, the holders of Class A common stock have one-tenth of one vote per share held and the holders of Class B common stock have one vote per share held. In addition, each share of Class B common stock is currently convertible into one share of Class A common stock at the option of the holder of such Class B common stock. Holders of each class of common stock vote together as a single class on all other matters, unless otherwise required by law.

        As of July 26, 2004, there were outstanding 24,762,636 shares of Class A common stock held by 513 stockholders of record and 922,067 shares of Class B common stock held by 94 stockholders of record. As of July 26, 2004, the outstanding Class B common stock represented approximately 4% of the Company's shares of outstanding common stock and approximately 27% to the total voting power of the outstanding common stock. Given the relatively few number of shares of Class B common stock currently remaining outstanding, the Board has determined that it is in the best interest of the Company and its stockholders to eliminate the extra class of common stock to simplify its capital structure and to reduce the expenses and confusion associated with maintaining two separate classes of common stock. The Company proposes to convert each outstanding share of Class B common stock into 1.1 shares of Class A common stock and to make other conforming changes to the Company's certificate of incorporation to provide that the Class A common stock, as the remaining class of common stock, be renamed "Common Stock" and that the voting rights of such shares be changed to one vote per share.

        Iteris Holdings also currently intends to consolidate and merge with its subsidiary, Iteris, Inc., with Iteris Holdings as the surviving corporation in the merger. The Company currently holds more than 90% of the outstanding capital stock of Iteris, Inc. The roll-up transaction is anticipated to be completed within the next six months and is subject to the approval of the California Department of Corporations. In connection with of the merger of Iteris, Inc. into Iteris Holdings, the Company wishes to change the Company's corporate name from "Iteris Holdings, Inc." to "Iteris, Inc." in order to aid in communicating the completion of the consolidation of the two companies and to highlight the focus of the Company's business.

        The stockholders are being asked to approve the amendment and restatement of the Company's certificate of incorporation to: (a) automatically convert each outstanding share of Class B common stock into 1.1 shares of Class A common stock and remove the ability to issue any further shares of Class B common stock; (b) change the voting rights of the Class A common stock from one-tenth of one vote per share to one vote per share on all matters to be addressed by the stockholders; (c) change the name of the Class A common stock to "Common Stock;" and (d) change the name of Iteris Holdings to "Iteris, Inc." The Board of Directors has determined that the proposed amendment and restatement of the Company's certificate of incorporation is in the best interests of the Company and its stockholders.

Stockholder Approval

        The affirmative vote of (a) a majority of the voting power of the Class A common stock and Class B common stock of Iteris Holdings, voting together as a single class, present or represented and entitled to vote at the Annual Meeting, and (b) a majority of the of the Class B common stock of Iteris Holdings present or represented and entitled to vote at the Annual Meeting, will be required for the approval of the amendment and restatement of the certificate of incorporation as proposed in Proposal 2.

Recommendation of the Board of Directors

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE AMENDMENT AND RESTATEMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION TO (A) AUTOMATICALLY CONVERT EACH OUTSTANDING SHARE OF CLASS B COMMON STOCK INTO 1.1 SHARES OF CLASS A COMMON STOCK AND REMOVE THE ABILITY OF THE COMPANY TO ISSUE ANY FURTHER SHARES OF CLASS B COMMON STOCK; (B) CHANGE THE VOTING RIGHTS OF THE CLASS A COMMON STOCK FROM ONE-TENTH OF ONE VOTE PER SHARE TO ONE VOTE PER SHARE ON ALL MATTERS TO BE ADDRESSED BY THE STOCKHOLDERS; (C) CHANGE THE NAME OF THE CLASS A COMMON STOCK TO "COMMON STOCK;" AND (D) CHANGE THE NAME OF THE COMPANY TO "ITERIS, INC."

PROPOSAL NO. 3

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

        The accounting firm of Ernst & Young LLP served as the Company's independent auditors for the fiscal year ended March 31, 2004. The Audit Committee of the Board of Directors has selected that firm to continue in this capacity for the fiscal year ending March 31, 2005. The Company is asking the stockholders to ratify the selection by the Audit Committee of Ernst & Young LLP as the independent auditors of Iteris Holdings to audit the Company's consolidated financial statements for the fiscal year ending March 31, 2005 and to perform other appropriate services. Stockholder ratification of the selection of Ernst & Young LLP as the Company's independent auditors is not required by the Company's bylaws or otherwise. In the event that the stockholders fail to ratify the appointment, the Audit Committee will reconsider its selection. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the committee feels that such a change would be in the best interests of the Company and its stockholders.

        A representative of Ernst & Young LLP is expected to be present at the Annual Meeting to respond to stockholders' questions, and that representative will have the opportunity to make a brief presentation to the stockholders if he or she so desires, and will be available to respond to appropriate questions from stockholders.

Stockholder Approval

        The affirmative vote of a majority of the voting power of the Class A common stock and Class B common stock of Iteris Holdings, voting together as a single class, present or represented and entitled to vote at the Annual Meeting, will be required for ratification of the selection of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending March 31, 2005.

Recommendation of the Board of Directors

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION AND APPROVAL OF THE SELECTION OF ERNST & YOUNG LLP AS THE INDEPENDENT AUDITORS OF ITERIS HOLDINGS FOR THE FISCAL YEAR ENDING MARCH 31, 2005.

FEES PAID TO INDEPENDENT AUDITORS

Fees Billed to the Company by Ernst & Young LLP During the Fiscal Year Ended March 31, 2004

        The following table presents the aggregate fees billed for the indicated services performed by Ernst & Young LLP during the fiscal years ended March 31, 2003 and 2004:

	Year Ended March 31,
	2003	2004
Audit Fees	$228,000	$325,000
Audit Related Fees	64,000	69,000
Tax Fees	59,000	62,000
All Other Fees	—	—

Total Fees	$351,000	$456,000

        Audit Fees.    Audit fees consist of fees billed by Ernst & Young for professional services rendered in connection with the audit of Iteris Holdings' annual consolidated financial statements and review of those consolidated financial statements included in Iteris Holdings' quarterly reports on Forms 10-Q.

        Audit-Related Fees.    Audit-related fees consist of fees billed for professional services that are reasonably related to the performance of the audit or review of our consolidated financial statements but are not reported under "Audit Fees." Such fees include, among other things, internal control reviews and assistance with meeting the requirements of the Sarbanes-Oxley Act, acquisition or asset sale-related work and certain consultations concerning financial accounting and reporting standards.

        Tax Fees.    Tax fees consist of fees billed for professional services for tax compliance, which include the preparation of federal, state and international tax returns, and fees billed for tax consultations, including federal, state and international tax advice, tax planning and assistance with tax audits.

        All Other Fees.    There were no other fees billed to Iteris Holdings by Ernst & Young LLP during the fiscal years ended March 31, 2003 and 2004.

Determination of Independence

        The Audit Committee of the Board of Directors has determined that the provision by Ernst & Young LLP of the non-audit services described above is compatible with maintaining the independence of Ernst & Young LLP.

PRINCIPAL STOCKHOLDERS AND COMMON STOCK OWNERSHIP
OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth, as of July 1, 2004, the number and percentage ownership of the Class A common stock and Class B common stock of Iteris Holdings by (i) all persons known to Iteris Holdings to beneficially own more than 5% of either class of outstanding common stock (based upon reports filed by such persons with the SEC), (ii) each of the Named Executive Officers in the Summary Compensation Table which appears elsewhere herein, (iii) each director of Iteris Holdings, and (iv) all executive officers and directors of Iteris Holdings as a group. To the knowledge of Iteris Holdings, except as otherwise indicated, each of the persons named in this table has sole voting and investment power with respect to the common stock shown as beneficially owned, subject to community property and similar laws, where applicable.

	Class A Common Stock			Class B Common Stock
							Total Percent of Voting Power(2)
Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)(3)		Percent of Class(2)	Amount and Nature of Beneficial Ownership(2)(3)		Percent of Class(2)
Austin W. Marxe and David M. Greenhouse	4,930,253	(4)	19.0%	—		—	14.0%
Bryant R. Riley	3,617,509	(5)	13.9	—		—	10.3
Potomac Capital	1,287,937	(6)	5.1	—		—	3.7
DaimlerChrysler Ventures GmbH	1,219,445		4.9	—		—	3.6
Gerald A. Weber	414,841	(7)	1.7	187,885		20.4%	6.7
Gregory A. Miner	758,036	(8)	3.0	—		—	2.3
John E. Johnson	128,978	(9)	*	—		—	*
Hugo Fruehauf	33,785	(10)	*	—		—	*
Gary W. Smith	96,454	(11)	*	295		*	*
Joel Slutzky	1,777,508	(12)	7.1	261,666	(12)	28.4	12.9
Kevin C. Daly, Ph.D.	360,632	(13)	1.5	—		—	1.1
Crandall L. Gudmundson	126,432	(14)	*	69,743		7.6	2.4
Jerry F. Muench	122,558	(15)	*	61,537	(16)	6.7	2.4
John W. Seazholtz	75,047	(17)	*	—		—	*
Thomas L. Thomas	46,500	(18)	*	—		—	*
Paul E. Wright	79,794	(19)	*	5,000		*	*
All executive officers and directors as a group (17 persons)	4,514,539	(20)	17.7%	398,241		43.2%	24.4%

*
Represents less than 1%.

(1)
The address for Gerald A. Weber is 222 North LaSalle, Suite 899, Chicago, Illinois 60601. The address for Messrs. Marxe and Greenhouse is 153 E. 53rd St., 51st Floor, New York, New York 10022. The address for Mr. Fruehauf is 1585 S. Manchester Avenue, Anaheim, California 92802. The address for Bryant R. Riley is 11550 Santa Monica Blvd., Suite 750, Los Angeles, CA 90025. The address of all other persons named in the table is 1515 South Manchester Avenue, Anaheim, California 92802.

(2)
Based on 24,762,636 shares of the Class A common stock and 922,067 shares of Class B common stock outstanding as of July 1, 2004. Shares of each class of common stock subject to options or warrants which are exercisable within 60 days of July 1, 2004 are deemed to be beneficially owned by the person holding such options or warrants for the purpose of computing the percentage of ownership of such person but are not treated as outstanding for the purpose of computing the percentage of any other person. Other than as described in the preceding sentence, shares issuable upon exercise of outstanding options and warrants are not deemed to be outstanding for purposes of this calculation. In general, each holder of shares of Class A common stock is entitled to one-tenth of one vote per share held and each holder of shares of Class B common stock is entitled to one vote per share held.

(3)
In addition to the shares held in the individual's name, this column also includes shares held for the benefit of the named person under the Company's 401(k) and Stock Ownership Plan.

(4)
Includes 1,250,000 shares issuable upon exercise of warrants that were issued to Special Situations Cayman Fund, L.P., Special Situations Fund III, L.P. and Special Situations Private Equity Fund, L.P. (collectively, the "Special Situations Funds"). Pursuant to a Schedule 13D/A filed on April 8, 2004 with the SEC, Messrs. Marxe and Greenhouse reported that they had shared voting power and shared dispositive power over the shares of common stock (including the 1,250,000 shares issuable upon exercise of warrants) held by the Special Situations Funds. Messrs. Marxe and Greenhouse are the controlling principals of AWM Investment Company, Inc. ("AWM"), the general partner of Special Situations Cayman Fund, L.P. AWM is the general partner of MGP Advisers Limited Partnership, the general partner of Special Situations Fund III, L.P. In addition, Messrs. Marxe and Greenhouse are members of MG Advisers L.L.C., the general partner of Special Situations Private Equity Fund, L.P.

(5)
Includes (i) 969,529 shares issuable upon conversion of convertible debentures held by him, his children, and SACC Partners L.P. and (ii) 221,731 shares issuable upon exercise of warrants held by him, his children, B. Riley & Co., Inc. and SACC Partners L.P. that are currently exercisable. Mr. Riley owns all of the outstanding shares of B. Riley & Co., Inc., an NASD member broker-dealer. Mr. Riley also manages and owns all of the outstanding membership interests of Riley Investment Management LLC ("RIM"), a California registered investment adviser. RIM is the investment adviser to and general partner of SACC Partners L.P.. Mr. Riley disclaims beneficial ownership of the shares held for his children's accounts.

(6)
Includes 304,708 shares issuable upon conversion of convertible debentures held by Potomac Capital Partners, LP and Potomac Capital International Ltd. and 128,021 shares issuable upon exercise of warrants held by Potomac Capital Partners, LP, Potomac Capital International Ltd. and Pleiades Investment Partners-R, LP that are currently exercisable. The voting power over the shares are shared by Potomac Capital Management LLC, Potomac Capital Management Inc. and Paul J. Solit. Potomac Capital Management Inc. is the Investment Manager of a managed account of Pleiades Investment Partners-R, LP. Paul J. Solit is the President and sole owner of Potomac Capital Management Inc. Potomac Capital Management LLC is the General Partner of Potomac Capital Partners LP. Mr. Paul J. Solit is the Managing Member of Potomac Capital Management LLC. Potomac Capital Management Inc. is the Investment Manager of Potomac Capital International Ltd., an international business company formed under the laws of the British Virgin Islands. Paul J. Solit is a Director of Potomac Capital International Ltd.

(7)
Other than 3,000 shares held by him as an individual, all of such shares are owned beneficially of record by various trusts with respect to which Mr. Weber serves as trustee or co-trustee. Mr. Weber shares investment and voting power as to 35,333 shares of Class A common stock and 48,049 shares of Class B common stock. Mr. Weber exercises sole investment and voting power over the remaining 379,508 shares of Class A common stock and 139,836 shares of Class B common stock. The shares shown include an aggregate of 370,508 shares of Class A common stock and 139,836 shares of Class B common stock held in trust for the benefit of the children and relatives of Mr. Slutzky, as to which shares Mr. Slutzky has no investment or voting power and disclaims any beneficial ownership.

(8)
Includes (i) 13,850 shares issuable upon conversion of convertible debentures held by Mr. Miner's IRA, (ii) 19,834 shares issuable upon exercise of warrants held by Mr. Miner's IRA that are currently exercisable, (iii) 19,230 shares held by Mr. Miner's wife's IRA and (iv) 311,000 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after July 1, 2004. Also includes 72,223 unvested shares of Class A common stock held by Mr. Miner that are subject to a repurchase right by Iteris Holdings, which right lapses over time as the shares vest.

(9)
Includes (i) 27,700 shares issuable upon conversion of convertible debentures held by Mr. Johnson's IRA, (ii) 6,335 shares issuable upon exercise of warrants held by Mr. Johnson's IRA which are currently exercisable, and (iii) 12,000 shares issuable upon exercise of options held by Mr. Johnson that are currently exercisable or will become exercisable within 60 days after July 1, 2004.

(10)
Mr. Fruehauf resigned from his positions with Iteris Holdings effective as of May 9, 2003.

(11)
Includes 45,000 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after July 1, 2004. Mr. Smith resigned from his positions with Iteris Holdings effective September 30, 2003.

(12)
Includes 160,000 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after July 1, 2004. Excludes 370,508 shares of Class A common stock and 139,836 shares of Class B common stock held in trust for the benefit of the children and relatives of Mr. Slutzky as to which Mr. Slutzky has no investment or voting power and disclaims any beneficial ownership. See note 7.

(13)
Includes (i) 100 shares held by Dr. Daly's spouse, (ii) 329,032 shares held by a trust to which Dr. Daly serves as a trustee, and (iii) 15,500 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after July 1, 2004.

(14)
Includes 4,500 shares held by Mr. Gudmundson's IRA and 15,500 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after July 1, 2004.

(15)
Includes 31,114 shares held by Mr. Muench's spouse and 15,500 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after July 1, 2004.

(16)
Includes 23,235 shares held by Mr. Muench's spouse.

(17)
Includes 31,500 shares issuable upon exercise of options held by Mr. Seazholtz that are currently exercisable or will become exercisable within 60 days after July 1, 2004.

(18)
Includes 27,500 shares issuable upon exercise of options held by Mr. Thomas that are currently exercisable or will become exercisable within 60 days after July 1, 2004.

(19)
Includes 30,500 shares issuable upon exercise of options held by Mr. Wright that are currently exercisable or will become exercisable within 60 days after July 1, 2004.

(20)
Includes (i) 83,100 shares issuable upon conversion of convertible debentures, (ii) 35,670 shares issuable upon exercise of warrants that are currently exercisable, and (iii) 688,000 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after July 1, 2004.

EQUITY COMPENSATION PLANS

        The following table summarizes, as of March 31, 2004, the status of the Company's compensation plans under which equity securities are authorized for issuance:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available under Equity Compensation Plans (excluding some securities reflected in first column)
Equity Compensation Plans Approved by Security Holders
1997 Stock Incentive Plan	1,132,101	$2.98	518,499
Equity Compensation Plans Not Approved by Security Holders
None
Total	1,132,101	$2.98	518,499

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Officers

        The following table sets forth certain information regarding all executive officers of Iteris Holdings as of July 1, 2004.

Name	Age	Capacities in Which Served
Gregory A. Miner	49	Chief Executive Officer, Chief Financial Officer, Director and Assistant Secretary of Iteris Holdings
Chairman of the Board and Assistant Secretary of Iteris, Inc.
		Director, Chief Financial Officer and Secretary of Meyer, Mohaddes Associates, Inc.
John E. Johnson	57	Vice President of Iteris Holdings Director, President and Chief Executive Officer of Iteris, Inc. Director of Meyer, Mohaddes Associates
Rick Crawshaw	49	Vice President of Iteris, Inc.
Greg McKhann	41	Senior Vice President of Iteris, Inc.
Francis Memole	46	Senior Vice President of Iteris, Inc.
James S. Miele	36	Secretary and Controller of Iteris Holdings Controller of Iteris, Inc.
Abbas Mohaddes	47	Assistant Secretary of Iteris Holdings Executive Vice President and Secretary of Iteris, Inc. Director of Meyer, Mohaddes Associates
Stephen Edward Rowe		Senior Vice President of Iteris, Inc.

        The following is a brief description of the capacities in which each of the executive officers has served during the past five years. The biographies of Messrs. Miner and Johnson appears earlier in this proxy statement. See "Election of Directors."

        Richard D. Crawshaw has served as the Vice President of Engineering of Iteris, Inc. since January 1999. Prior to that, he served as the Director of Engineering of Iteris, Inc. from January 1998 to December 1998, and as a Product Manager of Iteris, Inc. from November 1995 to December 1997. Prior to joining Iteris, Mr. Crawshaw worked as a Senior Software Engineer at Hewlett Packard.

        Gregory McKhann has served as a Senior Vice President of Iteris, Inc. since March 2004 after serving as its Vice President and General Manager of Roadway Sensors with Iteris, Inc. since June 2000, its Vice President, Strategic Business Development from October 1999 to May 2000 and its Marketing Director from July 1997 to October 1999. Prior to joining Iteris, Mr. McKhann served as a Business Development Manager at Rockwell International from 1990 to 1997. While at Rockwell, Mr. McKhann developed a joint business relationship between Rockwell and Honeywell and was a founding member of Rockwell Transportation Systems business. Prior to 1990, Mr. McKhann held a variety of Engineering and Project Management positions at Rockwell International.

        Francis Memole has served as a Senior Vice President of Iteris, Inc. since March 2004 and a Vice President of Vehicle Sensors of Iteris, Inc. since December 1998. From June 1997 to December 1998, Mr. Memole served as the Marketing Director of Iteris, Inc. Prior to joining Iteris, Inc., he was one of the founding members of the Rockwell Transportation Systems business at Rockwell International. At Rockwell, Mr. Memole started two new business initiatives, which now include key aspects of Iteris, including Transportation Systems and In-Vehicle Systems.

        James S. Miele has served as the Controller of Iteris Holdings since October 2003, as the Secretary of Iteris Holding since March 2004 and as the Controller of Iteris, Inc since April 2001. Prior to that, from October 1998 to June 2000, Mr. Miele served as an audit manager at Ernst & Young LLP, supervising financial statement audits for a variety of public and privately held companies. Mr Miele also served in Ernst & Young's Assurance and Advisory Business Services group from 1994 to 1998. Mr. Miele is a Certified Public Accountant and holds a B.S. degree in Accounting from San Diego State University.

        Abbas Mohaddes has served as an Assistant Secretary of Iteris Holding since May 2004, the Secretary of Iteris, Inc. since September 2001, and the Executive Vice President of Iteris, Inc since March 2004. Prior to that, he served as the Senior Vice President and Director of Transportation Systems of Iteris, Inc. from May 2000 to March 2004 and as Vice President and Deputy Director of Transportation Systems of Iteris, Inc. since joining Iteris in October 1998. Mr. Mohaddes has also serves as President and CEO of Meyer, Mohaddes Associates, Inc. ("MMA") an ITS and transportation firm that he co-founded in 1991 and was acquired by Iteris, Inc. in October 1998. Prior to establishing MMA, he was a principal and southern California director of operations for DKS Associates, a consulting firm from 1986 to 1990. Mr. Mohaddes is a nationally recognized expert in ITS and has published over 20 articles and made over 50 presentations at ITS Transportation engineering professional societies. In addition, he co-authored the "Traffic Control Systems Handbook" for the Federal Highway Administration. Mr. Mohaddes is a founding member of ITS America. Mr. Mohaddes holds a B.S. degree in Civil Engineering and a M.S. degree in Transportation Engineering from the University of Nebraska.

        Stephen Edward Rowe has served as a Senior Vice President of Iteris, Inc. since January 1999. Between June 1997 and January 1999, he served as the Director of Transportation Systems business unit and Vice President of the Odetics ITS Division prior to its incorporation as Iteris, Inc. From 1996 to 1997, he founded and was the Chief Executive Office of Gardner-Rowe Systems. From 1993 to 1995, he founded and was the President of S.E. Rowe and Associates. Mr. Rowe served as the General Manager of the Los Angeles Department of Transportation between 1987 and 1993 and has also served for two terms on the Board of Directors of ITS America.

        Officers serve at the discretion of the Board of Directors.

Summary of Cash and Certain Other Compensation

        The following table provides certain summary information concerning the compensation earned by the Chief Executive Officer and each of the four other most highly compensated executive officers of Iteris Holdings whose total cash salary and bonus during the fiscal year ended March 31, 2004 exceeded $100,000 (collectively, the "Named Executive Officers") for each of the three fiscal years ended March 31, 2002, 2003 and 2004.

SUMMARY COMPENSATION TABLE

				Long-Term Compensation Awards
		Annual Compensation
Name and Principal Positions with Iteris Holdings	Fiscal Year			Restricted Stock($)	Securities Underlying Options (#)(2)		All Other Compensation ($)(3)
		Salary($)(1)	Bonus($)
Gregory A. Miner Chief Executive Officer, Chief Financial Officer, Assistant Secretary and Director	2004 2003 2002	261,602 284,169 217,200	— — —	$65,000 — —	200,000 310,000 —	(4)	$7,848 5,671 4,830
John E. Johnson(5) Vice President and Director Nominee	2004 2003 2002	225,373 202,086 185,958	— — 21,000	— — —	— 12,000 —	(6)	6,761 4,263 4,164
Hugo Fruehauf(7) Former Vice President	2004 2003 2002	26,157 158,004 172,206	— — —	— — —	— 12,000 —	(6)	785 4,741 5,100
Gary Smith(8) Former Vice President, Controller and Secretary	2004 2003 2002	98,947 108,199 115,235	— — —	— — —	— 45,000 —	(6)	1,973 3,056 2,881

(1)
Represents all amounts earned from Iteris Holdings and its subsidiaries during the fiscal years shown, including amounts deferred under the Executive Deferral Plan and the Iteris Holdings 401(k) and Stock Ownership Plan.

(2)
Consists of options granted pursuant to Iteris Holdings' 1994 Long-Term Equity Incentive Plan and 1997 Stock Incentive Plan entitling the holder to purchase shares of Class A common stock of Iteris Holdings.

(3)
Consists solely of the matching contribution of Iteris Holdings to the respective accounts of the Named Executive Officers under the Iteris Holdings 401(k) and Stock Ownership Plan.

(4)
Includes 110,000 shares underlying the regrant option issued in May 2002 to replace options cancelled in November 2001. See "2001 Option Exchange Program."

(5)
Does not include an option granted to Mr. Johnson to purchase up to 40,000 shares of common stock of Iteris, Inc. in the year ended March 31, 2002. Mr. Johnson is also the Chief Executive Officer of Iteris, Inc.

(6)
Consists of shares underlying regrant options issued in May 2002 to replace options cancelled in November 2001. See "2001 Option Exchange Program."

(7)
Mr. Fruehauf resigned from his positions with Iteris Holdings and its subsidiaries effective as of May 9, 2003.

(8)
Mr. Smith resigned from his positions with Iteris Holdings and its subsidiaries effective as of September 30, 2003.

Option Grants in Last Fiscal Year

        The following table provides information regarding option grants made to our Named Executive Officers during the fiscal year ended March 31, 2004. No stock appreciation rights were granted to any of the Named Executive Officers during such fiscal year.

Individual Grants
	Number of Securities Underlying Options Granted(1)	Percent of Total Options Granted to Employees in Fiscal 2003			Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(3)
Name			Exercise Price Per Share(2)	Expiration Date
					5%	10%
Gregory A. Miner	200,000	100%	$0.65	08/06/13	$81,756.30	$207,186.52
John E. Johnson	—	—	—	—	—	—
Hugo Fruehauf(4)	—	—	—	—	—	—
Gary Smith(5)	—	—	—	—	—	—

(1)
Mr. Miner's option was granted pursuant to the Company's 1997 Stock Incentive Plan, as amended (the "1997 Plan") and entitles him to purchase shares of Class A common stock of Iteris Holdings. The option has a maximum term of ten years, subject to earlier termination in the event of the optionee's termination of employment with Iteris Holdings or its subsidiaries. The option vests in equal monthly installments, subject to acceleration of vesting (a) in the event of the merger, consolidation or reorganization of Iteris Holdings if such option is not assumed or other wise continued in effect in such transaction or (b) in the case of a merger or consolidation with Iteris, Inc., if Mr. Miner is not offered the position of CEO in the consolidated company. In addition, the Compensation and Stock Option Committee has the authority to provide for the accelerated vesting of the option whether or not the option is assumed or other wise continued in effect or upon the termination of the optionee's employment following such transaction.

(2)
The Company may also finance the option exercise by loaning the optionee sufficient funds to pay the exercise price for the purchased shares and the applicable federal and state withholding taxes to which the optionee becomes subject in connection with such exercise.

(3)
The 5% and 10% assumed rates of appreciation are prescribed by the rules and regulations of the SEC and do not represent management's estimate or projection of future trading prices of the Class A common stock. Unless the market price of the Class A common stock does in fact appreciate over the option term, no value will be realized from the option grants. Actual gains, if any, are dependent upon numerous factors, including, without limitation, the future performance of the Company and its business units, overall business and market conditions, and the option holder's continued employment with the Company throughout the entire vesting period and option term, which factors are not reflected in this table.

(4)
Mr. Fruehauf resigned from his positions with the Company and its subsidiaries effective as of May 9, 2003.

(5)
Mr. Smith resigned from his positions with the Company and its subsidiaries effective as of September 30, 2003.

Aggregated Option Exercises and Fiscal Year End Values

        The following table provides information with respect to the Named Executive Officers concerning the unexercised options held by them at of the end of the fiscal year ended March 31, 2004 None of the Named Officers exercised any options or stock appreciation rights during the fiscal year ended March 31, 2004 and no stock appreciation rights were held by the Named Executive Officers at the end of such fiscal year.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR END OPTION VALUES

	Number of Securities Underlying Unexercised Options at Fiscal Year End (#)(1)		Value of Unexercised In-the-Money Options at Fiscal Year End ($)
Name
	Exercisable	Unexercisable	Exercisable	Unexercisable
Gregory A. Miner Chief Executive Officer, Chief Financial Officer, Assistant Secretary and Director	177,000	333,000	460,200	1,015,800
John E. Johnson Vice President and Director Nominee	12,000	—	31,200	—
Hugo Fruehauf(2) Former Vice President	—	—	—	—
Gary Smith(3) Former Vice President, Controller and Secretary	45,000	—	117,000	—

(1)
Includes both in-the-money and out-of-the money options.

(2)
Mr. Fruehauf resigned from his positions with Iteris Holdings and its subsidiaries effective as of May 9, 2003.

(3)
Mr. Smith resigned from his positions with Iteris Holdings and its subsidiaries effective as of September 30, 2003.

2001 Option Exchange Program

        In November 2001, Iteris Holdings implemented an option exchange program to address the substantial loss in value of the outstanding stock options held by Iteris Holdings' executive officers and the increasing inability of those options to serve as a meaningful incentive for optionees to remain employed with Iteris Holdings. Under the program, each executive officer who held outstanding stock options with an exercise price of $4.00 or more per share under the 1997 Plan or the 1994 Long-Term Equity Plan (the "1994 Plan"), was given the opportunity to exchange that option for a new option under the 1997 Plan for the same number of shares that would be granted at least six months and one day after the completion of the option exchange program.

        On November 16, 2001, Iteris Holdings accepted for exchange and cancellation options to purchase an aggregate of 349,000 shares of Iteris Holdings' Class A common stock representing 100% of the options eligible to be tendered under the option exchange program. On May 20, 2002, Iteris Holdings granted new options to purchase an aggregate of 349,000 shares of Class A common stock under the 1997 Plan to replace the eligible options that had been tendered and cancelled under the program.

        In general, the exercise price per share for the new options was $1.40, the last reported sales price of the Class A common stock on the grant date. In the case of Joel Slutzky, who is a holder of 10% or more of the common stock, the exercise price per share for the new options was $1.54, or 110% of the last reported trading price of the Class A common stock on the grant date.

        Each new option issued in exchange for a cancelled option will continue to vest and become exercisable for the option shares in accordance with the same vesting schedule in effect for the cancelled option.

        The table below provides certain information concerning our executive officers who tendered eligible options in the option exchange program and the options that were cancelled pursuant to that program. Except for the November 2001 option exchange program, Iteris Holdings has not implemented any other option repricing or option cancellation/regrant programs.

10-YEAR OPTION REPRICINGS

Name and Principal Position	Date of Cancel- lation	Number of Securities Underlying Options at Time of Cancellation	Market Price of Stock at Time of Cancel- lation	Exercise Price at Time of Cancel- lation	New Exercise Price of Replace- ment Option	Length of Original Option Term Remaining at Date of Cancellation
Joel Slutzky Chairman of the Board	11/16/01 11/16/01 11/16/01	50,000 55,000 55,000	$1.26 1.26 1.26	$4.625 8.663 11.344	$1.54 1.54 1.54	7 years 8 years 8 years
Gregory A. Miner Chief Executive Officer, Chief Financial Officer, Assistant Secretary and Director	11/16/01 11/16/01 11/16/01 11/16/01	25,000 30,000 25,000 30,000	1.26 1.26 1.26 1.26	4.625 10.313 7.875 10.000	1.40 1.40 1.40 1.40	7 years 8 years 8 years 9 years
John E. Johnson Vice President and Director Nominee	11/16/01	12,000	1.26	4.625	1.40	7 years
Hugo Fruehauf(1) Former Vice President	11/16/01	12,000	1.26	4.625	1.40	7 years
Gary W. Smith(2) Former Vice President, Controller and Secretary	11/16/01 11/16/01 11/16/01	15,000 20,000 10,000	1.26 1.26 1.26	4.625 10.313 7.875	1.40 1.40 1.400	7 years 8 years 8 years

(1)
Mr. Fruehauf resigned from his positions with Iteris Holdings effective as of May 9, 2003.

(2)
Mr. Smith resigned from his positions with Iteris Holdings effective as of September 30, 2003.

Benefit Plans

        Iteris Holdings maintains a 401(k) and Stock Ownership Plan (the "Stock Ownership Plan") which qualifies for favorable tax treatment under Section 401(a) of the Internal Revenue Code. The Stock Ownership Plan is the result of the merger of the Iteris Holdings, Inc. Profit Sharing and 401(k) Plan and the Iteris Holdings Associates Stock Ownership Plan.

        Employees become eligible to make pre-tax contributions to the Stock Ownership Plan pursuant to Internal Revenue Code Section 401(k) as of the January 1, April 1, July 1 or October 1 coincident with or next following the date on which they are hired. Participants may contribute an amount not in excess of $13,000 for calendar year 2004. Employees become eligible to receive an allocation of employer contributions to the Stock Ownership Plan as of the January 1, April 1, July 1 or October 1 coincident with or next following the date on which they have completed six months of service with Iteris

Holdings. These contributions may be made in the form of cash or Iteris Holdings stock. No contributions were made by Iteris Holdings to the Stock Ownership Plan for the fiscal years ended March 31, 2002, 2003 and 2004.

        Contributions that are made to the Stock Ownership Plan are allocated to the separate accounts of participants and are held in a trust. Participant accounts are credited with investment gains and charged with investment losses. Participant contributions are always fully vested at all times, and the Iteris Holdings contributions on behalf of participants vest at the rate of 33 1/3 percent per year of service. Following termination of employment, the vested portion of the participant's account balance is distributed in a lump sum payment.

        Iteris Holdings also maintains an Executive Deferral Plan which allows designated executives to defer the receipt of some of their current compensation until a future year. These executives may elect to defer the receipt of up to 75% of their annual compensation, but in no event may they elect to defer less than $5,000. Benefits are generally fully vested at all times, and are payable following termination of employment in the manner elected by the executive. The Executive Deferral Plan does not qualify for favorable income tax treatment under Section 401(a) of the Internal Revenue Code.

Employment Contracts, Termination of Employment Agreements and Change of Control Arrangements

        Iteris Holdings does not currently have any employment contracts in effect with any of its Named Executive Officers other than the change in control agreement with Gregory A. Miner and Jack Johnson as described in "Certain Transactions" below. Iteris Holdings provides incentives such as salary, benefits and option grants to attract and retain executive officers and other key associates. The Compensation and Stock Option Committee, as Plan Administrator of the 1997 Plan, has the authority to provide for the accelerated vesting of outstanding options held by an individual, in connection with the termination of such individual's employment following an acquisition in which these options are assumed or the repurchase rights with respect to the unvested shares are assigned or upon certain hostile changes in control of Iteris Holdings. Other than such accelerated vesting and the agreements described below in "Certain Transactions," there is no agreement or policy which would entitle any executive officer to severance payments or any other compensation as a result of such officer's termination.

Compensation of Directors

        Directors who are not employees of Iteris Holdings or one of its subsidiaries receive an annual fee of $12,000 per year, paid quarterly, in addition to $1,500 for each Board meeting attended in person and $250 for each telephone conference Board meeting. All directors are reimbursed for their out-of-pocket expenses incurred in attending meetings of the Board of Directors and its committees.

        Non-employee directors are also eligible to receive periodic option grants pursuant to the Automatic Option Grant Program under Iteris Holdings' 1997 Stock Incentive Plan. Under this plan, each non-employee director receives an option to purchase 20,000 shares of Class A common stock upon his initial appointment to the Board of Directors and an additional option to purchase 5,000 shares of Class A common stock on the date of each annual meeting after his appointment. Each option granted to non-employee directors under the Automatic Option Grant Program will have an exercise price equal to the fair market value of the Class A common stock on the grant date and will have a maximum term of ten years, subject to earlier termination following the optionee's cessation of service as a Board member.

Indemnification of Directors and Officers

        Under Section 145 of the Delaware General Corporation Law, Iteris Holdings can indemnify its directors and officers against liabilities they may incur in such capacities, including liabilities under the

Securities Act of 1933, as amended (the "Securities Act"). The certificate of incorporation and the bylaws of Iteris Holdings provides that Iteris Holdings will indemnify its directors and officers to the fullest extent permitted by law, and the bylaws require Iteris Holdings to advance litigation expenses upon receipt by Iteris Holdings of an undertaking by the director or officer to repay such advances if it is ultimately determined that the director or officer is not entitled to indemnification. The bylaws further provide that rights conferred under such bylaws do not exclude any other right such persons may have or acquire under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

        Iteris Holdings' certificate of incorporation provides that, pursuant to Delaware law, its directors shall not be liable for monetary damages for breach of the directors' fiduciary duty of care to Iteris Holdings and its stockholders. This provision in the certificate of incorporation does not eliminate the duty of care, and in appropriate circumstances equitable remedies such as injunctive or other forms of non-monetary relief will remain available under Delaware law. In addition, each director will continue to be subject to liability for breach of the director's duty of loyalty to Iteris Holdings or its stockholders, for acts or omissions not in good faith or involving intentional misconduct or knowing violations of law, for actions leading to improper personal benefit to the director, and for payment of dividends or approval of stock repurchases or redemptions that are unlawful under Delaware law. The provision also does not affect a director's responsibilities under any other law, such as the federal securities laws or state or federal environmental laws.

        Iteris Holdings has entered into agreements to indemnify its directors and certain of its officers in addition to the indemnification provided for in the certificate of incorporation and bylaws. These agreements, among other things, indemnify Iteris Holdings' directors and certain of its officers for certain expenses (including attorneys' fees), judgments, fines and settlement amounts incurred by such person in any action or proceeding, including any action by or in the right of Iteris Holdings, on account of services as a director or officer of Iteris Holdings, or as a director or officer of any other company or enterprise to which the person provides services at the request of Iteris Holdings.

Compensation Committee Interlocks and Insider Participation

        The members of the Compensation and Stock Option Committee of Iteris Holdings' Board of Directors during the fiscal year ended March 31, 2004 were Messrs. Daly, Seazholtz and Thomas. None of these individuals was an officer or employee of Iteris Holdings or its subsidiaries at any time during the fiscal year ended March 31, 2004.

        No executive officer of Iteris Holdings has served on the Board of Directors or on the compensation committee of any other entity that has, or has had, one or more executive officers serving as a member of the Board of Directors or on the Compensation and Stock Option Committee of Iteris Holdings.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        This report covers the Company's fiscal year ended March 31, 2004. The Compensation Committee for the fiscal year ended March 31, 2004 was comprised of three outside directors, Messrs. Daly, Seazholtz and Thomas. The Compensation Committee recommends the general compensation levels for executives. The Compensation Committee meets periodically to review and recommend for approval by the Board of Directors, the salaries, bonuses and benefit plans for officers and key associates. During the fiscal year ended March 31, 2004, the Compensation Committee held one meeting.

General Compensation Policy

        The guiding principle of the Compensation Committee is to establish a compensation program that aligns executive compensation with the Company's objectives and business strategies as well as with financial and operational performance. In keeping with this principle the Compensation Committee seeks to:

  (1)
  Attract and retain qualified senior executives who can play a significant role in the achievement of the Company's goals;

  (2)
  Reward executives for strategic management and the long-term enhancement of stockholder value; and

  (3)
  Create a performance-oriented environment that rewards performance with respect to the financial and operational goals of Iteris Holdings.

        In the fiscal year ended March 31, 2004, the annual compensation for the executive officers included base salaries and stock options.

        The Company establishes salaries for the officers by considering the salaries of officers at comparably sized companies according to data obtained by the Compensation Committee from executive compensation consultants and from other independent outside sources, including the American Electronics Association annual survey of executive compensation.

        A substantial portion of the compensation of executive officers is based upon the award of stock options which rely on increases in the value of the Company's securities. The award of options is intended to encourage executives to establish a meaningful, long-term ownership interest in the Company consistent with the interests of Iteris Holdings' stockholders. Under Iteris Holdings' stock option plans, options are granted from time to time to certain officers and key associates of the Company and its subsidiaries at the fair market value of the shares of Class A common stock at the time of grant. Because the compensation element of options is dependent on increases over time in the market value of such shares, stock options represent compensation that is tied to the Company's long-term performance. The award of stock options to the executive officers of the Company is determined based upon individual performance, level of base salary and position with the Company.

        The Compensation Committee has reviewed the base salaries for the fiscal year ended March 31, 2004 of each of the executive officers and is of the opinion that such salaries are not unreasonable in view of those paid by the Company's competitors and by other companies of similar size. The Compensation Committee also reviewed the stock options awarded to the executive officers for their services in the fiscal year ended March 31, 2004 and is of the opinion that the option awards are reasonable in view of the officers' individual performance and positions with the Company.

CEO Compensation

        In setting the total compensation payable to Gregory A. Miner, the Company's Chief Executive Officer and Chief Financial Officer, for the fiscal year ended March 31, 2004, the Compensation

Committee sought to make such compensation competitive with that provided by other companies with which the Company competes for executive talent.

        With respect to the base salary of Mr. Miner, it was the Compensation Committee's intent to provide him with a level of stability and certainty each year. The Compensation Committee believes the base salary of Mr. Miner for the fiscal year ended March 31, 2004 is at a competitive level with the base salaries in effect for similarly situated chief executive officers. The remaining components of Mr. Miner's compensation for the fiscal year ended March 31, 2004, however, were primarily dependent upon corporate performance. Based upon such performance, among other factors, no bonus was paid to Mr. Miner for the fiscal year ended March 31, 2004 and 200,000 options were granted to him for the fiscal year ended March 31, 2004.

Compliance with Internal Revenue Code Section 162(m)

        Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to publicly held corporations for compensation exceeding $1.0 million paid to certain of the corporation's executive officers. The limitation applies only to compensation which is not considered to be performance-based. The nonperformance based compensation to be paid to the Company's executive officers for the fiscal year ended March 31, 2004 did not exceed the $1.0 million limit per officer, nor is it expected that the nonperformance based compensation to be paid to the Company's executive officers for the next fiscal year will exceed that limit. The Company's 1997 Stock Incentive Plan is structured so that any compensation deemed paid to an executive officer in connection with the exercise of option grants made under that plan will qualify as performance-based compensation which will not be subject to the $1.0 million limitation. Because it is very unlikely that the cash compensation payable to any of the Company's executive officers in the foreseeable future will approach the $1.0 million limit, the Compensation Committee has decided at this time not to take any other action to limit or restructure the elements of cash compensation payable to the executive officers. The Compensation Committee will reconsider this decision should the individual compensation of any executive officer ever approach the $1.0 million level.

Submitted by the Compensation Committee of the Board of Directors:
Kevin C. Daly, Ph.D. John W. Seazholtz Thomas L. Thomas

AUDIT COMMITTEE REPORT

        The following is the report of the audit committee with respect to the Company's audited consolidated financial statements for the fiscal year ended March 31, 2004 included in the Company's Annual Report on Form 10-K for that year.

Review with Management

        The audit committee has reviewed and discussed these audited consolidated financial statements with the Company's management.

Review and Discussions with Independent Auditors

        The audit committee has discussed with the Company's independent auditors, Ernst & Young LLP, the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), as amended, which includes, among other items, matters related to the conduct of the audit of the consolidated financial statements of Iteris Holdings.

        The audit committee has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 ("Independence Discussions with Audit Committees"), as amended, and has discussed with Ernst & Young LLP the independence of Ernst & Young LLP from Iteris Holdings.

Conclusion

        Based on the review and discussions referred to above in this report, the audit committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended March 31, 2004 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors:
John W. Seazholtz Thomas L. Thomas Paul E. Wright

PERFORMANCE GRAPH FOR ITERIS HOLDINGS, INC.
INDEXED COMPARISON OF CUMULATIVE TOTAL RETURN

        The performance graph shows the cumulative total return on investment assuming an investment of $100 on March 31, 1999 in each of the Company's Class A common stock and Class B common stock, the Nasdaq Stock Market Index and Media General's Industry Group 836 for Diversified Electronics. The total stockholder return assumes reinvestment of dividends on a daily basis, although cash dividends have not been declared on either class of the Company's common stock. The stockholder returns shown in the following graph are not necessarily indicative of future performance.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
AMONG ITERIS HOLDINGS, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
AND THE MEDIA GENERAL/COREDATA DIVERSIFIED ELECTRONICS 836

	Measurement Period
	1999	2000	2001	2002	2003	2003
Iteris Holdings Class A Common Stock	100.00	157.14	38.57	17.71	7.54	41.03
Iteris Holdings Class B Common Stock	100.00	136.65	29.81	19.89	5.17	30.38
Nasdaq Market Index	100.00	250.99	100.60	101.32	74.37	82.26
Media General/Coredata Diversified Electronics 836	100.00	295.09	116.44	86.07	55.30	98.68

        Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act or the Exchange Act, as amended, that might incorporate this proxy statement or future filings made by the Company under those statutes, the Compensation Committee Report, the Audit Committee Report, the Audit Committee Charter, reference to the independence of the Audit Committee members and the Performance Graph are not deemed filed with the Securities and Exchange Commission and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by the Company under those statutes.

CERTAIN TRANSACTIONS

        In February 2002, the Company obtained a $1.25 million line of credit from Technology Lending Partners, L.L.C. ("TLP"), a California limited liability company that is controlled by Joel Slutzky, the Company's Chairman of the Board of Directors. Interest is payable on this line of credit monthly and accrues at the prime rate of interest designated by Bank of America from time to time plus 4%. In May 2003, in connection with Iteris Holdings' sale of the assets of its Zyfer, Inc. subsidiary, Iteris Holdings entered into a release of lien with TLP, pursuant to which Iteris Holdings repaid TLP $850,000 under this line of credit to obtain a release of TLP's security interest in the assets relating to the Zyfer business. As of July 1, 2004, no amounts are outstanding under this line of credit.

        In October 2002, the Company entered into a Receivables Purchase Agreement with TLP, pursuant to which TLP advanced the Company an aggregate of $923,672 against certain of the Company's accounts receivable in exchange certain fees. As of March 31, 2003, the total fees earned by TLP in connection with this agreement were $111,248. Of the total amounts advanced, $232,347 remained outstanding and payable to TLP as of March 31, 2003. In May 2003, in connection with the Zyfer sale, the Company entered into an agreement with TLP, pursuant to which the Company repurchased the receivables remaining outstanding under this agreement, all of which related to the Zyfer business, for an aggregate repurchase price of $227,689. As of July 1, 2004, there were no outstanding factored receivables between TLP and Iteris Holdings.

        In May 2003, the Company entered into change in control agreements with each of Greg Miner, the Chief Executive Officer, the Chief Financial Officer and a director of the Company, and John E. Johnson, a Vice President of Iteris Holdings and the President, Chief Executive Officer and a director of Iteris, Inc. In the event of an involuntary termination of the officer's employment within three months prior to or twenty-four months after a change in control, the agreement provides for a severance payment to such officer of 200% of such officer's annual base pay plus target bonus for the current fiscal year. In addition, such officer and his dependents are entitled to all insurance benefits for up to twenty-four months or until such officer obtains new employment with comparable benefits, whichever is earlier.

        In July 2003, the Company entered into a Securities Purchase Agreement with certain purchasers, including Mr. Miner, pursuant to which the Company sold an aggregate of 3,666,666 shares of its Class A common stock and issued warrants to purchase an aggregate of 366,666 shares of its Class A common stock to seven accredited investors, including Mr. Miner, who participated in such private financing on the same terms as the other investors. Mr. Miner purchased an aggregate of 166,667 shares of the Class A common stock of Iteris Holdings at a purchase price of $0.60 per share, the closing sales price of the Class A common stock on the OTC Bulletin Board on the date of the agreement. In addition, in accordance with the terms of the agreement, Mr. Miner received a three year warrant to purchase up to 16,667 shares of the Class A common stock at an exercise price of $1.50 per share.

        In September 2003, the Company sold the assets of its MAXxess subsidiary to MAIJ Corporation, which is currently owned by certain members of the MAXxess management team. Wes Appleby, the President of MAXxess, owned 331/3% of the capital stock of MAIJ Corporation as of the date of the sale. The purchase price for the assets of MAXxess consisted of the assumption of $2.7 million of liabilities of Iteris Holdings and its subsidiaries.

        In May 2004, the Company entered into a Debenture and Warrant Purchase Agreement with a group of institutional investors, which included certain of our officers, pursuant to which we sold and issued subordinated convertible debentures in the aggregate principal amount of $10.1 million and issued warrants to purchase an aggregate of 639,847 shares of our Class A common stock. The debentures are due in five years, provide for 6.0% annual interest, payable quarterly, and are convertible into our Class A common stock at an initial conversion price of $3.61 per share, subject to certain adjustments, including adjustments for dilutive issuances. From May 19, 2007 until May 18, 2008, the debentures may be redeemed by us, at our option, at 120% of the principal amount being redeemed; and from May 19, 2008 until the maturity date of May 18, 2009, the debentures may be redeemed at 110% of the principal amount being redeemed.

        Pursuant to the Debenture Purchase Agreement, each investor also received two warrants to purchase shares of the Class A common stock. For every dollar of debenture purchased, each investor received one warrant to purchase approximately 0.03235 shares of our Class A common stock at an exercise price of $3.83 per share and a second warrant to purchase approximately 0.03100 shares of our Class A common stock at an exercise price of $4.03 per share. The exercise prices are subject to certain adjustments, including adjustments for dilutive issuances. The warrants expire on May 18, 2009.

        On June 30, 2004, the Company entered into an exchange agreement with certain of the holders of the common stock of Iteris, Inc., including Messrs. Miner, Mohaddes and Slutzky, pursuant to which such holders agreed to exchange an aggregate of 1,319,541 shares of Iteris, Inc. common stock for an aggregate of 2,639,082 shares of Iteris Holdings Class A common stock. The exchange of shares is part of a plan to merge Iteris, Inc. into Iteris Holdings, pursuant to which all of the outstanding shares of common stock of Iteris, Inc. will convert into shares of the Company's Class A common stock. The final step in this roll-up transaction is anticipated to be completed within the next six months and is subject to the approval of the California Department of Corporations. The foregoing transactions are part of a plan of reorganization to consolidate Iteris, Inc. into and with Iteris Holdings.

Section 16(a) Beneficial Ownership Reporting Compliance

        Under the federal securities laws, Iteris Holdings' directors and officers and any persons holding more than 10% of Iteris Holdings' common stock are required to report their ownership of Iteris Holdings' common stock and any changes in that ownership to the SEC. Specific due dates for these reports have been established, and Iteris Holdings is required to report in this proxy statement any failure to file by these dates. Based solely on its review of copies of the reports on Forms 3, 4 and 5 received by Iteris Holdings with respect to the fiscal year ended March 31, 2004, and the written representations received from the reporting persons that no other reports were required, Iteris Holdings believes that all directors, executive officers and persons who own more than 10% of Iteris Holdings' common stock, other than the persons noted below, have complied with the reporting requirements of Section 16(a) and have filed all reports required by such section, except as set forth below:

        Each of Messrs. Daly, Gudmundson, Muench, Seazholtz, Slutzky, Thomas and Wright inadvertently filed a Form 4 late to report their automatic options granted on the date of the 2003 Annual Stockholders Meeting under the Company's 1997 Plan. Mr. Slutzky also made four late Form 4 filings with respect to the purchase of Class A common stock between December 24, 2003 and January 5, 2004.

Annual Report

        A copy of Iteris Holdings' annual report on Form 10-K for the fiscal year ended March 31, 2004 (excluding the exhibits thereto) accompanies the proxy materials being mailed to all stockholders. The annual report is not incorporated into this proxy statement and is not considered proxy solicitation material. Stockholders may obtain a copy of the annual report and any of our other SEC Reports free of charge,, without charge, by writing to Investor Relations, Odetics, Inc., 1515 S. Manchester Avenue, Anaheim, California 92802. The annual report on Form 10-K (including the exhibits thereto) is also available on the Securities and Exchange Commission's website (http://www.sec.gov).

Deadline for Receipt of Stockholder Proposals

        In the event that a stockholder desires to have a proposal considered for presentation at the 2005 Annual Meeting of Stockholders, and included in our proxy statement and form of proxy card used in connection with such meeting, the proposal must be forwarded in writing to the Company's Secretary so that it is received no later than April 8, 2005. Any such proposal must comply with the requirements of Rule 14a-8 promulgated under the Exchange Act.

        If a stockholder, rather than including a proposal in the proxy statement as discussed above, commences his or her own proxy solicitation for the 2005 Annual Meeting of Stockholders or seeks to nominate a candidate for election as a director or to propose business for consideration at such meeting, we must receive notice of such proposal on or before June 22, 2005. If the notice is not received on or before June 22, 2005, it will be considered untimely under Rule 14a-4(c)(1) promulgated under the Exchange Act, and the Company will have discretionary voting authority under proxies solicited for the 2005 Annual Meeting of Stockholders with respect to such proposal, if presented at the meeting.

        Please address any stockholder proposals or notices of proposals to the Corporate Secretary of Iteris Holdings at the principal executive offices of Iteris Holdings located at 1515 South Manchester, Anaheim, California 92802.

Other Business

        The Board of Directors is not aware of any other matter which will be presented for action at the Annual Meeting other than the matters set forth in this proxy statement. If any other matter requiring a vote of the stockholders arise, it is intended that the proxy holders will vote the shares they represent as the Board of Directors may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy card.

THE BOARD OF DIRECTORS OF ITERIS HOLDINGS, INC.

Anaheim, California August 6, 2004

APPENDIX A

Charter of the Nominating and Corporate Governance Committee
of the Board of Directors of
Iteris Holdings, Inc.

Adopted as of March 18, 2004

1.     Purposes.

        The primary purposes of the Nominating and Corporate Governance Committee (the "Committee") of the Board of Directors (the "Board")of Iteris Holdings, Inc. (the "Company") are to: (a) identify, screen and review individuals qualified to serve as directors of the Company; (b) select or recommend to the Board of Directors the selection of nominees for election at the next annual meeting of stockholders; (c) recommend to the Board of Directors candidates to fill any vacancies on the Board; (d) oversee the implementation and monitoring the effectiveness of the Company's corporate governance policies and developing and recommending to the Board modifications and or additions to such policies; and (e) reviewing on a regular basis the overall corporate governance of the Company and recommending improvements when necessary.

2.     Composition.

        (a)   At Least Two Members. The Committee shall consist of a minimum of two independent directors as defined in Section 2(b) below. The Board shall designate a Committee member as the Chairperson of the Committee, or if the Board does not do so, the Committee members shall appoint a Committee member as Chairperson by a majority vote of the Committee members present at a meeting.

        (b)   Independence. All members of the Committee shall be "independent" as determined by the Board and as defined in the listing standards of the American Stock Exchange or such other national securities exchange on which the Company's securities are then listed, if any, as the same may be amended from time to time (the "listing standards"), the rules and regulations of the Securities and Exchange Commission (the "SEC") and any other laws applicable to the Company.

        (c)   Appointment. Subject to the requirements of the listing standards and the Company's Bylaws of the Company, the Board shall appoint Committee members at the first meeting of the Board following the Annual Meeting of Stockholders. Members of the Committee shall serve for one year terms and until their successors are appointed and qualified, or until their earlier resignation or removal. The Board may remove any member of the Committee, with or without cause, at any time. The Board may also fill any vacancies on the Committee.

3.     Meetings, Reports and Resources of the Committee.

        (a)   Meetings. The Committee shall meet as often as it determines necessary or advisable, but not less than once a year. The Committee may also hold special meetings or act by unanimous written consent as the Committee may decide. The meetings may be in person or telephone. The Committee shall keep written minutes of its meetings and shall deliver a copy of such minutes to the Board and to the Corporate Secretary of the Company for inclusion in the Company's minute books.

        (b)   Procedures. The Committee may establish its own procedures, including the formation and delegation of authority to subcommittees, in a manner not inconsistent with this Charter, the Bylaws, applicable laws or regulations, or the listing standards. The Chairperson of the Committee or majority of the Committee members may call meetings of the Committee. A majority of the authorized number of Committee members shall constitute a quorum for the transaction of Committee business, and the vote of a majority of the Committee members present at the meeting at which a quorum is present shall be the act of the Committee, unless in either case a greater number is required by this Charter, the Bylaws, applicable laws or regulations, or the listing standards.

        (c)   Reports. The Committee shall report its actions and recommendations to the Board after each Committee meeting. The Committee shall disclose to the Board information regarding the category or categories of persons or entities that recommended, and persons or entities that caused to be recommended, each director nominee (for instance, security holder, non-management director, Chief Executive Officer, other executive officer, third-party search firm, or other, specified source), specifically noting those instances where a nominee was recommended by the Chief Executive Officer of the Company. The Committee also shall disclose to the Board whether any third parties received compensation related to identifying and evaluating candidates.

        (d)   Annual Self-Evaluation. At least annually, the Committee shall evaluate its own performance and the adequacy of this Charter on an annual basis and shall report to the Board the results of such evaluation.

        (e)   Resources. The Committee shall have the sole authority to retain (at the Company's expense) or to terminate any search firm engaged to assist in identifying director candidates, and to retain outside counsel and any other advisers as the Committee may deem appropriate in its sole discretion. The Committee shall have sole authority to approve related fees and retention terms.

4.     Authority and Responsibilities.

        In furtherance of its purposes, the Committee shall have the following authority and responsibilities:

        (a)   Establish standards, criteria and processes for the selection of individuals to serve on the Board;

        (b)   Identify, screen and review individuals qualified to serve as directors; review each current director and recommend to the Board whether such director should stand for re-election; select or recommend to the Board the selection of the nominees for election or re-election at the next annual meeting of stockholders; and fill vacancies that may occur at other times, subject to the limitations set forth in the Company's charter documents and existing agreements;

        (c)   Review director candidates submitted by the Company's stockholders;

        (d)   Review annually with the Board the composition of the Board as a whole, including whether the Board reflects the appropriate balance of independence, sound judgment, business specialization, technical skills, and other desired qualities;

        (e)   Review periodically the size of the Board and recommend to the Board any appropriate changes;

        (f)    To determine the reasons for the resignation of any director;

        (g)   Oversee the implementation and monitor the effectiveness of the Corporate governance policies of the Company, and develop and recommend to the Board modifications and or additions to such policies;

        (h)   To review the Board of Directors' committee structure and delegate responsibilities to be included in the Charter of each Board committee.

        (i)    Consider corporate governance issues that arise from time to time, and develop appropriate recommendations for the Board;

        (j)    Review and address conflicts of interest of directors, the Chief Executive Officer and other Board-appointed officers;

        (k)   Review the corporate governance implications, if any, of any proposed changes in director compensation;

        (l)    To develop and recommend to the Board of Directors for its approval a set of Corporate Governance Guidelines and a Code of Ethics applicable to the Company. The Committee shall review the Code of Ethics from time to time and recommend changes as necessary;

        (m)  To review the effectiveness of all Board committees, including the Committee, and make recommendations for improvements and to develop and recommend to the Board of Directors for its approval an annual self-evaluation process of the Board and its committees. The Committee shall oversee the annual self-evaluation process and may make recommendations to the Board for any improvements that the Committee may deem appropriate in its sole discretion; and

        (n)   To review and update the Company's web site, Bylaws and Certificate of Incorporation for compliance with the listing standards and the Sarbanes-Oxley Act, as that same may be amended from time to time, and the rules and regulations promulgated thereunder.

5.     Procedures Regarding Director Nominations by Stockholders.

        The Committee will consider nominees for the Board recommended by stockholders who meet the eligibility requirements for submitting stockholder proposals for inclusion in the Company's next proxy statement. If an eligible stockholder wishes to recommend a nominee, he or she should submit such recommendation in writing to the Chair, Nomination Committee, care of the Corporate Secretary of the Company, by the deadline for stockholder proposals set forth in the Company's last proxy statement, specifying the following information: (a) the name and address of the nominee, (b) the name and address of the stockholder making the nomination, (c) a representation that the nominating stockholder is a stockholder of record of the Company's stock entitled to vote at the next annual meeting and intends to appear in person or by proxy at such meeting to nominate the person specified in the notice, (d) the nominee's qualifications for membership on the Board, (e) all of the information that would be required in a proxy statement soliciting proxies for the election of the nominee as a director, (f) a description of all direct or indirect arrangements or understandings between the nominating stockholder and the nominee and any other person or persons (naming such person or persons) pursuant to whose request the nomination is being made by the stockholder, (g) all other companies to which the nominee is being recommended as a nominee for director, and (h) a signed consent of the nominee to cooperate with reasonable background checks and personal interviews, and to serve as a director of the Company, if elected. All such recommendations will be brought to the attention of the Committee, and the Committee shall evaluate such director nominees in accordance with the same criteria set forth in this Charter or as otherwise approved by the Board.

APPENDIX B

Audit Committee Charter
of the Audit Committee of the Board of Directors of
Iteris Holdings, Inc.

Adopted as of March 18, 2004

1.     Purposes.

        The primary purposes of the Audit Committee (the "Committee") of Iteris Holdings, Inc. (the "Company") are to oversee on behalf of the Company's Board of Directors (the "Board"): (a) the conduct of the Company's accounting and financial reporting processes, the audits of the Company's financial statements and the integrity of the Company's audited financial statements and other financial reports; (b) the performance of the Company's internal accounting and financial controls function; (c) the engagement, replacement, compensation, qualifications, independence and performance of the Company's independent auditors, and (d) the portions of the Company's Code of Ethics and Business Conduct and related policies regarding the Company's accounting, internal accounting controls or auditing matters. The Committee's function is one of oversight only and shall not relieve the responsibilities of the Company's management for preparing financial statements that accurately and fairly present the Company's financial results and condition, or the responsibilities of the independent auditors relating to the audit or review of financial statements.

2.     Composition.

        (a)   At Least Three Members. The Committee shall consist of at least three independent directors as defined in Section 2(b) below. The Board shall designate a Committee member as the Chairperson of the Committee, or if the Board does not do so, the Committee members shall appoint a Committee member as Chairperson by a majority vote of the authorized members of the Committee.

        (b)   Independence. All members of the Committee shall be "independent" as determined by the Board and as defined in the listing standards of the Nasdaq Stock Market or such other national securities exchange, if any, on which the Company's securities are then listed, as the same may be amended from time to time (the "listing standards"), Section 121A and Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), any other rules or regulations of the Securities and Exchange Commission (the "SEC") and any other laws applicable to the Company

        (c)   Financial Literacy. Each member of the Committee shall, upon appointment to the Committee, be able to read and understand fundamental financial statements, including balance sheets, income statements and cash flow statements. At least one member of the Committee shall be an "audit committee financial expert" as defined in applicable SEC rules and regulations, or otherwise meet the "financial sophistication" requirements set forth in the listing standards.

        (d)   Prohibition Against Past Involvement in Company Financial Statements. No Committee member shall have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the preceding three years.

        (e)   Appointment. Subject to the requirements of the listing standards and the Bylaws of the Company, the Board initially shall appoint the Committee members to serve until the first meeting of the Board following the next Annual Meeting of Stockholders. Thereafter, the Committee members shall be appointed by the Board for one year terms and until their successors are appointed and qualified, or until their earlier retirement, resignation or removal. Any member of the Committee may be removed, with or without cause, by the approval of a majority of the independent directors then serving on the full Board. The Board may fill any vacancies on the Committee by a majority vote of the authorized number of directors.

3.     Meetings; Reports and Resources of the Committee.

        (a)   Meetings. The Committee shall meet as often as it determines necessary or advisable, but not less frequently than quarterly. The Committee also may hold special meetings or act by unanimous written consent as the Committee may decide. The meetings may be in person or by telephone. The Committee shall keep written minutes of its meetings and shall deliver a copy of such minutes to the Board and to the Corporate Secretary of the Company for inclusion in the Company's minute books. The Committee periodically shall meet separately with management, the internal auditors and the independent auditors. The Committee may request any officer or employee of the Company or the Company's independent counsel or the independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The foregoing notwithstanding, the Committee also may exclude from its meetings any persons it deems appropriate including, but not limited to, any director who is not a member of the Committee.

        (b)   Procedures. The Committee may establish its own procedures, including the formation and delegation of authority to subcommittees, in a manner not inconsistent with this Charter, the Company's Bylaws, applicable laws or regulations, or the listing standards. The Chairperson of the Committee or a majority of the Committee members may call meetings of the Committee. A majority of the authorized number of Committee members shall constitute a quorum for the transaction of Committee business, and the vote of a majority of the Committee members present at the meeting at which a quorum is present shall be the act of the Committee, unless in either case a greater number is required by this Charter, the Company's Bylaws, applicable laws or regulations, or the listing standards.

        (c)   Reports. The Committee shall report its actions and recommendations to the Board after each Committee meeting. The Committee also shall make regular reports to the Board regarding, among other things, any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent auditors, and the performance of the Company's internal audit function. The Committee shall provide to the Board at an appropriate time prior to preparation of the Company's proxy statement for its Annual Meeting of Stockholders, a report of the Committee, which report shall be included in such proxy statement. The report shall include such information as may be required under the SEC's rules and regulations.

        (d)   Committee Access and Resources. The Committee is at all times authorized to have direct, independent and confidential access to the Company's other directors, management and personnel, as well as to the Company's books, records and facilities, to carry out the Committee's purposes. The Committee shall have the sole authority, to the extent it deems necessary or appropriate, to retain and terminate independent legal, accounting or other experts or advisers selected by the Committee for matters related to the Committee's purposes. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services, compensation to any independent legal, accounting or other experts or advisers employed by the Committee, and ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out the Committee's duties.

4.     Authority and Responsibilities.

        The Committee's role is one of oversight. The Company's management is responsible for preparing the Company's financial statements and for their accuracy, and the Company's independent auditors are responsible for auditing those financial statements. While the Committee has certain authority and oversight responsibilities under this Charter, it is not the responsibility of the Committee to plan or conduct audits, or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles ("GAAP") and applicable rules and regulations. In the absence of their reason to believe that such reliance is unwarranted, the Committee members may rely without independent verification on the information provided to them and on the representations made by the Company's management and independent auditors.

        Additionally, the Committee recognizes that the Company's management, as well as the Company's independent auditors, have more time, knowledge and more detailed information concerning the Company than do Committee members. Consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to work of the Company's independent auditors. In addition, auditing literature, particularly Statement of Auditing Standards No. 71, defines the term "review" to include a particular set of required procedures to be undertaken by independent auditors. The Committee members are not independent auditors, and the term "review" as applied to the Committee in this Charter is not intended to have that meaning and should not be interpreted to suggest that the Committee members can or should follow the procedures required of auditors performing reviews of financial statements. Furthermore, the Committee's authority and oversight responsibilities do not assure that the audits of the Company's financial statements have been carried out in accordance with GAAP.

        The Committee shall have the direct authority and responsibility to select, appoint, retain, compensate, evaluate and oversee the work of the Company's independent auditors (including resolving disagreements between management and the independent auditors regarding financial reporting) engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services, and, if necessary or advisable in the Committee's sole discretion, to terminate and replace the Company's independent auditors. The Committee shall have the sole authority to approve all audit engagement fees and terms. The Company's independent auditors shall report directly and be accountable to the Committee.

        The following functions and responsibilities are set forth as a guide with the understanding that the Committee has the authority to diverge from this guide as appropriate given the circumstances. The Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible to best react to changing conditions and circumstances, and that the Committee should take appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices and ethical behavior.

        To fulfill its purposes, the Committee shall:

  Financial Statements and Disclosure Matters

        (a)   Review the Company's financial statements and, as part of that review, (i) review and discuss with management and the independent auditors, prior to public release: (A) the Company's annual audited and quarterly financial statements to be filed with the SEC; (B) the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations;" (C) any certifications by the Company's principal executive officer and principal financial officer regarding the Company's financial statements, internal accounting and financial controls and procedures, and disclosure controls and procedures, that will be filed with or furnished to the SEC; and (ii) discuss with the independent auditors the matters of which the independent auditors inform the Committee and that are required to be discussed under applicable auditing standards; and (iii) make a recommendation to the Board regarding the inclusion of the annual audited financial statements in the Company's Annual Report on Form 10-K to be filed with the SEC.

        (b)   Discuss with management and the independent auditors and review (i) any major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles; (ii) any major issues regarding the adequacy of the Company's internal controls; (iii) any special audit steps adopted or which need to be adopted in light of material control deficiencies, if any; and (iv) any analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

        (c)   At least annually, review and discuss reports from the independent auditors on:

    •
    All critical accounting policies and practices to be used;

    •
    All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors; and

    •
    Other material written communications between the independent auditors and management, such as any management letter, any report on observations and recommendations on internal controls, any schedule of unadjusted audit differences and any listing of adjustments and reclassifications not recorded.

        (d)   Discuss with management and review the Company's press releases regarding financial results, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies, prior to any public disclosure thereof. Such discussion may be done generally (for instance, discussing the types of information to be disclosed and the types of presentations to be made).

        (e)   Review and discuss with management and the independent auditors the existence and effect of any material off-balance sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of the Company with entities of which the Committee is made aware whose accounts are not consolidated in the financial statements of the Company and that may have a material current or future effect on the Company's financial condition, results of operations, liquidity, capital expenditures, capital resources or significant components of revenues or expenses.

        (f)    Discuss with management and the independent auditors any significant new transactions or other significant matters or events not in the ordinary course of business that have occurred and their views of the accounting treatment given thereto.

        (g)   Review and discuss with management and the independent auditors (i) the accounting policies that may be viewed as critical; (ii) any significant changes in the accounting policies of the Company and any potential changes in accounting, auditing, review and financial reporting standards and regulations promulgated by authoritative standard setting or regulatory bodies that may have a significant impact on the Company's financial reports; and (iii) the independent auditors' views about management's choices among alternative accounting principles.

        (h)   Review and discuss periodically with legal counsel any legal and regulatory matters that may have a material impact on the Company's financial statements, or the Company's compliance policies and programs. Discuss with management and the independent auditors any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company's financial statements, disclosures or accounting policies.

        (i)    Discuss with management and the independent auditors the Company's significant financial risks or exposures and assess the steps management has taken to monitor, control and minimize such risks or exposures. Discuss with management and the independent auditors the Company's systems and policies with respect to risk monitoring, assessment and management.

        (j)    Discuss with the independent auditors and management, before filing with the SEC any periodic report containing financial statements, the matters required to be discussed by Statement on Auditing Standards No. 61 (as modified or amended from time to time), including the independent auditors' judgments about the quality, as well as the acceptability, of the accounting principles used and the judgments made in the preparation of the Company's financial statements.

        (k)   Consider and review with the independent auditors and management (i) the adequacy and effectiveness of the Company's disclosure controls and procedures and internal controls; (ii) all significant deficiencies and material weaknesses in the design or operation of the Company's internal controls that are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information; (iii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls; (iv) the adequacy and effectiveness of those portions of the Company's Code of Ethics and Business Conduct that relate to the integrity of the Company's financial reporting, including any changes to or waivers provided under such Code since the last review; and (v) the related findings and recommendations of the independent auditors together with management's responses.

  Oversight of the Company's Relationship with the Independent Auditors

        (l)    At least annually, request and obtain from the independent auditors a formal written statement describing (i) all relationships between the independent auditors and the Company, consistent with Independence Standards Board Standard No. 1 (or any similar requirements as may be issued in the future by authoritative standards setting or regulatory bodies); (ii) the independent auditors' internal quality-control procedures; and (iii) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, regarding one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues. The Committee shall actively engage in a dialogue with management and the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors from management and the Company, and shall take, or recommend that the full Board take, appropriate action in response to the independent auditors' report to satisfy itself of the independent auditors' objectivity and independence.

        (m)  Consider and pre-approve all permissible non-audit services that are not prohibited under Section 10A(g) of the Exchange Act and all audit, review and attest services (including the fees and terms thereof) to be performed for the Company by its independent auditors, subject to the de minimis exceptions for permissible non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit. All such approvals shall be disclosed in the Company's definitive proxy statements for its Annual Meetings of Stockholders and additionally in its Annual Reports on Form 10-K if such information is not incorporated therein by reference to the proxy statement. The Committee may delegate the authority to grant pre-approvals to one or more members of the Committee, whose decisions must be presented to the full Committee at its next scheduled meeting.

        (n)   Review, evaluate and ensure the regular rotation of the lead or coordinating audit partners having primary responsibility for the audit, or the audit partners responsible for reviewing the audit, as required by Section 10A(j) of the Exchange Act.

        (o)   Establish clear policies, that are consistent with Section 10(A)(l) of the Exchange Act and Rule 2-01 of SEC Regulation S-K, for the Company's hiring of current or former partners, principals, stockholders or employees of the independent auditors in an accounting role or a financial reporting oversight role at the Company (or any of its subsidiaries or affiliates).

        (p)   Discuss with the independent auditors and management any problems or difficulties encountered in the course of the audit work, such as any restrictions on the scope of activities or access to requested information, and management's response to such problems or difficulties, including any significant disagreements with management.

        (q)   Review with the independent auditors (i) all of their significant findings during the year, including the status of previous audit recommendations; (ii) the overall scope and plans for the audit (including the audit budget and the adequacy of compensation and staffing); (iii) any changes required in the planned scope of the audit; and (iv) the coordination of audit efforts to monitor completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

  Compliance Oversight Responsibilities

        (r)   Obtain from the independent auditors assurance that Section 10A(b) of the Exchange Act, which addresses the discovery and disclosure of any illegal act, has not been implicated.

        (s)   Establish and maintain procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submissions by the Company's employees of concerns regarding questionable accounting or auditing matters.

        (t)    Review any reports brought to the Committee by management, the independent auditors and the Company's legal counsel regarding evidence of any material violation by the Company, or by any officer, director, employee or agent of the Company, of an applicable United States federal or state securities law, a material breach of fiduciary duty arising under United States federal or state law, or a similar material violation of any United States federal or state law.

        (u)   Review and discuss with management and the independent auditors, on an ongoing basis, any proposed transactions or courses of dealing with related parties identified in Item 404 of SEC Regulation S-K (such as directors, director nominees, executive officers, significant stockholders of the Company, or any of their immediate family members) for potential conflict of interest situations. In such review consider: (i) the financial accounting accorded the transaction or course of dealing; (ii) whether the terms or other aspects differ from those that would likely be negotiated with independent parties; and (iii) whether the proposed disclosure of the transaction or course of dealing is in accordance with GAAP. Upon completion of such review, the Committee shall either approve or disapprove each reviewed related party transaction or course of dealing and recommend such approval or disapproval to the full Board.

        (v)   Prepare a report to be included in the Company's annual proxy statement stating whether or not the Committee (i) has reviewed and discussed the audited financial statements with management; (ii) has discussed with the independent auditors the matters (if any) that the independent auditors have informed the Committee are required to be discussed under applicable auditing standards; (iii) has received the written disclosure and letter from the independent auditors (delineating all relationships they have with the Company) and has discussed with them their independence; and (iv) based on the review and discussions referred to above, the members of the Committee recommended to the Board that the audited financials be included in the Company's Annual Report on Form 10-K for filing with the SEC.

        (w)  Annually evaluate its own performance as a committee, including its effectiveness and compliance with its Charter, and report to the Board the results of such evaluation and any recommended changes. Review and reassess, at least annually, the adequacy of this Charter and submit any recommended changes to the Board for its consideration.

        (x)   Perform any other activities, consistent with this Charter, the Company's Bylaws and applicable listing standards and laws, as the Committee or the Board deems necessary or appropriate.

PROXY

ITERIS HOLDINGS, INC.
CLASS A COMMON STOCK
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned stockholder of Class A common stock of ITERIS HOLDINGS, INC. hereby appoints FRANCIS MEMOLE and JAMES S. MIELE, and each of them, proxies of the undersigned, each with full power to act without the other and with power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of Iteris Holdings to be held at 1515 South Manchester Avenue, Anaheim, California 92802 on September 10, 2004 at 10:00 a.m. (Pacific Time), and at any adjournments thereof, and to vote all shares of Class A common stock of Iteris Holdings held of record by the undersigned on July 26, 2004, with all the powers the undersigned would possess if personally present, in accordance with the instructions on the reverse hereof.

        The undersigned hereby revokes any other proxy to vote at such Annual Meeting of Stockholders and hereby ratifies and confirms all that said proxies, and each of them, may lawfully do by virtue hereof. The undersigned also acknowledges receipt of the Notice of Annual Meeting of Stockholders, the proxy statement and the annual report to stockholders on Form 10-K for the year ended March 31, 2004, which were furnished with this proxy.

        THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS BELOW, OR IF NO INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3, AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS WITH REGARD TO ANY OTHER MATTERS PROPERLY BROUGHT TO A VOTE AT THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE
SEE REVERSE SIDE

  ☒ Please mark votes as in this example.

  1.
  Election of Directors

    Nominees standing for election by holders of Class A common stock: Gary Hernandez, Jack Johnson and Dr. Hartmut Marwitz.

    ☐ FOR        ☐ WITHHOLD AUTHORITY to vote for all nominees listed below

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)

    Nominees standing for election by holders of Class A common stock and Class B common stock voting together as a single class: Kevin C. Daly, John E. Johnson, Gregory A. Miner, John W. Seazholtz, Joel Slutzky, Thomas L. Thomas and Paul E. Wright.

    ☐ FOR        ☐ WITHHOLD AUTHORITY to vote for all nominees listed below

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)
  2.
  Approval of the amendment and restatement of the certificate of incorporation of Iteris Holdings to: (a) automatically convert each outstanding share of Class B common stock into 1.1 shares of Class A common stock and remove the ability to issue any further shares of Class B common stock; (b) change the voting rights of the Class A common stock from one-tenth of one vote per share to one vote per share on all matters to be addressed by the stockholders; (c) change the name of the Class A common stock to "Common Stock;" and (d) change the name of Iteris Holdings to "Iteris, Inc."

    ☐ FOR        ☐ AGAINST        ☐ ABSTAIN

  3.
  Ratification of Ernst & Young LLP as the independent auditors of Iteris Holdings for the fiscal year ending March 31, 2005.

    ☐ FOR        ☐ AGAINST        ☐ ABSTAIN

MARK HERE FOR ADDRESS CHANGE AND INDICATE NEW ADDRESS ☐

MARK HERE IF YOU PLAN TO ATTEND THE MEETING ☐

Signature:	Date
Signature:	Date:

(This Proxy must be signed exactly as your name appears hereon. Executors, administrators, trustees, etc., should give full title as such. If the stockholder is a corporation, a duly authorized officer should sign on behalf of the corporation and should indicate his or her title.)

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

PROXY

ITERIS HOLDINGS, INC.
CLASS B COMMON STOCK
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned stockholder of Class B common stock of ITERIS HOLDINGS, INC. hereby appoints FRANCIS MEMOLE and JAMES S. MIELE, and each of them, proxies of the undersigned, each with full power to act without the other and with power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of Iteris Holdings to be held at 1515 South Manchester Avenue, Anaheim, California 92802 on September 10, 2004 at 10:00 a.m. (Pacific Time), and at any adjournments thereof, and to vote all shares of Class B common stock of Iteris Holdings held of record by the undersigned on July 26, 2004, with all the powers the undersigned would possess if personally present, in accordance with the instructions on the reverse hereof.

        The undersigned hereby revokes any other proxy to vote at such Annual Meeting of Stockholders and hereby ratifies and confirms all that said proxies, and each of them, may lawfully do by virtue hereof. The undersigned also acknowledges receipt of the Notice of Annual Meeting of Stockholders, the proxy statement and the annual report to stockholders on Form 10-K for the year ended March 31, 2004, which were furnished with this proxy.

        THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS BELOW, OR IF NO INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3, AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDER WITH REGARD TO ANY OTHER MATTERS PROPERLY BROUGHT TO A VOTE AT THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE
SEE REVERSE SIDE

        ☒ Please mark votes as in this example.

  1.
  Election of Directors

    Nominees standing for election by holders of Class A common stock and Class B common stock, voting together as a single class: Kevin C. Daly, Gregory A. Miner, John W. Seazholtz, Joel Slutzky, Thomas L. Thomas and Paul E. Wright.

    ☐ FOR    ☐ WITHHOLD AUTHORITY to vote for all nominees listed below

    (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)

  2.
  Approval of the amendment and restatement of the certificate of incorporation of Iteris Holdings to: (a) automatically convert each outstanding share of Class B common stock into 1.1 shares of Class A common stock and remove the ability to issue any further shares of Class B common stock, (b) change the voting rights of the Class A common stock from one-tenth of one vote per share to one vote per share on all matters to be addressed by the stockholders, (c) change the name of the Class A common stock to "Common Stock" and (d) change the name of Iteris Holdings to "Iteris, Inc."

    ☐ FOR    ☐ AGAINST    ☐ ABSTAIN

  3.
  Ratification of Ernst & Young LLP as the independent auditors of Iteris Holdings for the fiscal year ending March 31, 2005.

    ☐ FOR    ☐ AGAINST    ☐ ABSTAIN

MARK HERE FOR ADDRESS CHANGE AND INDICATE NEW ADDRESS	☐
MARK HERE IF YOU PLAN TO ATTEND THE MEETING	☐
Signature:	Date:

Signature:	Date:

(This Proxy must be signed exactly as your name appears hereon. Executors, administrators, trustees, etc., should give full title as such. If the stockholder is a corporation, a duly authorized officer should sign on behalf of the corporation and should indicate his or her title.)

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To Be Held September 10, 2004
PROPOSAL NO. 1 ELECTION OF DIRECTORS
Nominees for Election
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES
10-YEAR OPTION REPRICINGS
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
AUDIT COMMITTEE REPORT
PERFORMANCE GRAPH FOR ITERIS HOLDINGS, INC. INDEXED COMPARISON OF CUMULATIVE TOTAL RETURN
COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN AMONG ITERIS HOLDINGS, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX AND THE MEDIA GENERAL/COREDATA DIVERSIFIED ELECTRONICS 836
CERTAIN TRANSACTIONS
APPENDIX A
Charter of the Nominating and Corporate Governance Committee of the Board of Directors of Iteris Holdings, Inc. Adopted as of March 18, 2004
APPENDIX B
Audit Committee Charter of the Audit Committee of the Board of Directors of Iteris Holdings, Inc. Adopted as of March 18, 2004
PROXY ITERIS HOLDINGS, INC. CLASS A COMMON STOCK THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
PROXY ITERIS HOLDINGS, INC. CLASS B COMMON STOCK THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS